================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       NEW CENTURY FINANCIAL CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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Notes:

                       New Century Financial Corporation
                         18400 Von Karman, Suite 1000
                           Irvine, California 92612

                               ----------------

                   Notice of Annual Meeting of Stockholders
                                 May 17, 1999

                               ----------------

  New Century Financial Corporation, a Delaware corporation (the "Company"), will hold its Annual Meeting of Stockholders on May 17, 1999 at 9:00 a.m. at the Doubletree Hotel, 3050 Bristol Street, Costa Mesa, California, to consider and vote on:

    1. Re-election of three directors for three-year terms ending in 2002;

    2. Approval of KPMG LLP as the Company's independent auditors for 1999;

    3. Approval of an amendment to the Company's 1995 Stock Option Plan to increase the number of shares authorized to be issued under the plan by 500,000 shares, from 2,500,000 shares to 3,000,000 shares;

    4. Approval of the Company's 1999 Incentive Compensation Plan; and

    5. Any other business as may properly come before the meeting.

  The Board of Directors has fixed March 19, 1999 as the record date for the meeting, and only the holders of record of Common Stock and Series 1998A Convertible Preferred Stock at the close of business on that date are entitled to receive notice of and vote at the meeting.

  Please sign the enclosed proxy card and return it without delay in the enclosed postage-paid envelope. If you attend the meeting, you may withdraw your proxy and vote personally on each matter.

                                          By Order of the Board of Directors

                                          /s/ BRAD A. MORRICE

                                          Brad A. Morrice
                                          Secretary

Irvine, California
April 8, 1999

                               TABLE OF CONTENTS

Notice of Annual Meeting...................................................   1
Questions and Answers......................................................   3
Proposals You May Vote On..................................................   6
  Proposal 1--Election of Directors........................................   6
  Proposal 2--Approval of Independent Public Accountants...................   6
  Proposal 3--Amendment to Increase Shares Available Under the Stock Option
   Plan....................................................................   7
    Summary of Stock Option Plan...........................................   8
  Proposal 4--Approval of 1999 Incentive Compensation Plan.................  13
    Summary of 1999 Incentive Compensation Plan............................  15
Board of Directors and Committees of the Board.............................  17
  Director Biographical Information........................................  17
  Directors Designated by U.S. Bancorp.....................................  19
  Certain Relationships and Related Transactions...........................  19
  Committees of the Board..................................................  19
  Attendance at Board and Committee Meetings...............................  19
  Compensation of Directors................................................  20
Security Ownership of Principal Stockholders and Management................  21
Executive Compensation.....................................................  23
  Summary Compensation Table...............................................  23
  Option Grants in Last Fiscal Year........................................  24
  Aggregated Option Exercises in Last Fiscal and Fiscal Year-End Option
   Values..................................................................  25
  Employment Agreements and Change-in-Control Arrangements.................  25
  Compensation Committee Interlocks and Insider Participation..............  27
  Section 16(a) Beneficial Ownership Reporting Compliance..................  27
Report of Compensation Committee...........................................  28
  Overall Compensation Policies............................................  28
  Stock-Based Compensation.................................................  29
  Consideration of Tax Implications........................................  29
  1998 Executive Compensation..............................................  29
  Conclusion...............................................................  30
Performance Graph..........................................................  31
Appendix A -- 1999 Incentive Compensation Plan............................. A-1

                       NEW CENTURY FINANCIAL CORPORATION

                               ----------------

                                PROXY STATEMENT

                               ----------------

  We are sending this Proxy Statement to you, the stockholders of New Century Financial Corporation (the "Company"), as part of the Board of Directors' solicitation of proxies to be voted at the Company's Annual Meeting of Stockholders at 9:00 a.m. on May 17, 1999, and at any adjournments of the meeting. The Annual Meeting will take place at the Doubletree Hotel at 3050 Bristol Street, Costa Mesa, California 92626.

  We are mailing this Proxy Statement and proxy card on or about April 8, 1999. We are also enclosing a copy of our 1998 Annual Report to Stockholders, which includes the Company's 1998 financial statements. The Annual Report is not, however, part of the proxy materials.

                             QUESTIONS AND ANSWERS

-------------------------------------------------------------------------------

Q: What am I voting on?
A: (1) Re-election of three directors (Brad A. Morrice, Michael M. Sachs and
       Terrence P. Sandvik);
   (2) Approval of KPMG LLP as the Company's independent auditors for 1999;
   (3) Approval of an amendment to the Company's 1995 Stock Option Plan to increase the number of shares authorized to be issued under the plan by 500,000 shares (see page 7 for details); and
   (4) Approval of the Company's 1999 Incentive Compensation Plan (see page 13 for details).

-------------------------------------------------------------------------------

Q: How does the Board recommend I vote on the proposals?
A: The Board recommends you vote FOR each of the nominees and FOR each of the other three proposals.

-------------------------------------------------------------------------------

Q: Who is entitled to vote at the meeting?
A: Stockholders of record as of the close of business on March 19, 1999 (the
   Record Date) are entitled to vote.

-------------------------------------------------------------------------------

Q: How do I vote?
A: Sign and date each proxy card you receive and return it in the prepaid envelope. If you return your signed proxy card but do not mark the boxes showing how you wish to vote, your shares will be voted FOR each of the three director nominees and FOR each of the other three proposals. You have the right to revoke your proxy at any time before your shares are actually voted at the Annual Meeting by:
   (1) notifying the Company's Corporate Secretary in writing;
   (2) signing and returning a later-dated proxy card; or
   (3) voting in person at the Annual Meeting.

-------------------------------------------------------------------------------

Q: How will voting on any other business be conducted?
A: Other than the four proposals described in this Proxy Statement, we know of no other business to be considered at the Annual Meeting. However, if any other matters are properly presented at the meeting, your signed proxy card authorizes Robert K. Cole, the Company's Chairman and Chief Executive Officer, and Brad A. Morrice, the Company's Vice Chairman, President and Secretary, to vote on those matters according to their best judgment.

-------------------------------------------------------------------------------

Q: Who will count the vote?
A: Representatives of U.S. Stock Transfer Corporation, the independent
   Inspector of Elections, will count the votes.


-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Q: What does it mean if I receive more than one proxy card?
A: It probably means your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

-------------------------------------------------------------------------------

Q: How many shares can vote?
A: As of the Record Date, 14,601,462 shares of Common Stock and 20,000 shares of Series 1998A Convertible Preferred Stock were issued and outstanding. Holders of Common Stock are entitled to one vote per share for each matter before the meeting. Holders of Preferred Stock are entitled to 136.24 votes per share for each matter before the meeting. In other words, the 20,000 shares of Preferred Stock have the voting power of 2,724,800 shares of Common Stock. Therefore, there were a total of 17,326,262 eligible votes as of the Record Date.

-------------------------------------------------------------------------------

Q: What constitutes a "quorum"?
A: The holders of a majority of the voting power of the shares entitled to vote at the meeting, present in person or represented by proxy, constitutes a quorum. Since there were 17,326,262 eligible votes as of the Record Date, we will need at least 8,663,132 votes present in person or by proxy at the Annual Meeting for a quorum to exist.

-------------------------------------------------------------------------------

Q: What happens if I abstain?
A: If you submit a properly signed proxy card, but you abstain on one or more proposals, you will still be considered present for purposes of calculating a quorum. However, your abstention will not count "for" or "against" any matter, and will be disregarded in calculation of a plurality or of "votes cast."

-------------------------------------------------------------------------------

Q: How will "broker non-votes" be treated?
A: "Broker non-votes" are shares held by brokers or nominees for which the broker or nominee (i) lacks discretionary power to vote and (ii) never received specific voting instructions from the beneficial owner of the shares. Broker non-votes are counted as present and entitled to vote for purposes of calculating a quorum. However, when the broker or nominee notes on the proxy card that it lacks discretionary authority to vote shares on a particular matter, those shares will be treated as not present and not entitled to vote on that matter.

-------------------------------------------------------------------------------

Q: Who can attend the Annual Meeting?
A: All stockholders as of March 19, 1999 can attend the Annual Meeting, although seating is limited. If you plan to attend, please check the box on your proxy card. If your shares are held through a broker and you would like to attend, (1) please write or e-mail Carrie Marrelli, our Vice President of Investor Relations, at 18400 Von Karman, Suite 1000, Irvine, California 92612; cmarrell@ncen.com and (2) for voting purposes, please bring a copy of your brokerage account statement or an omnibus proxy (which you can get from your broker) to the meeting.

-------------------------------------------------------------------------------

Q: When are Stockholder Proposals Due for the 2000 Annual Meeting?
A: If you are submitting a proposal to be included in next year's proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, we must receive the proposal by December 10, 1999. If you are submitting a proposal outside of Rule 14a-8, we must receive it not less than 60 nor more than 90 days before the annual meeting in order for the proposal to be brought before the meeting.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Q: How will the Company solicit proxies for the Annual Meeting?
A: We are soliciting proxies by mailing this Proxy Statement and proxy card to the stockholders. In addition to solicitations by mail, some of the Company's directors, officers and regular employees may, without extra pay, make additional solicitations by telephone or in person. The Company will pay the solicitation costs, and will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to beneficial owners. The Company may also engage a proxy solicitation company in connection with the Annual Meeting for a fee which is not expected to exceed $2,500 plus out-of-pocket expenses.

-------------------------------------------------------------------------------

Q: How do I obtain a copy of the Annual Report on Form 10-K that the Company filed with the Securities and Exchange Commission?
A: Our 10-K is actually part of the Annual Report that is being mailed to you with this Proxy Statement. If, for whatever reason, you need another copy, please write to Carrie Marrelli, Vice President--Investor Relations, at 18400 Von Karman, Suite 1000, Irvine, California 92612.

-------------------------------------------------------------------------------

                           PROPOSALS YOU MAY VOTE ON

                               ----------------

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

                               ----------------

  At the Annual Meeting, you will be asked to elect three directors for terms of three years or until their successors are elected. You are entitled to one vote per share for each of the three directors to be elected. The three candidates receiving the highest number of votes will be elected.

  The nominees for election are Brad A. Morrice, Michael M. Sachs and Terrence
P. Sandvik. Each nominee is a member of the Company's Board of Directors. The Company's stockholders elected Mr. Morrice and Mr. Sachs to their current terms in office. The Board of Directors appointed Mr. Sandvik as a director to fill a vacancy in February 1999. Each nominee has consented to be named in this Proxy Statement and to serve as a director if elected. (See page 17 for additional information about the nominees).

  If any nominee becomes unavailable for any reason, the persons named in the proxy card will vote for the candidate the Board selects to replace the nominee.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                        VOTE "FOR" THE THREE NOMINEES.

                               ----------------

                                  PROPOSAL 2

                  APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

                               ----------------

  The Board of Directors has appointed KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 1999, and seeks your approval of this decision. KPMG LLP has served as the Company's independent auditors since the Company's formation in 1995.

  A KPMG representative will attend the Annual Meeting to answer appropriate questions and make a statement if he or she so desires.

  Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power present in person or by proxy and entitled to vote at the meeting. If the stockholders do not approve KPMG LLP as independent auditors, the Board will reconsider the selection of independent auditors.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                     VOTE "FOR" APPROVAL OF THIS PROPOSAL.

                                  PROPOSAL 3

                               ----------------

                 AMENDMENT TO INCREASE SHARES AVAILABLE UNDER
                             THE STOCK OPTION PLAN

                               ----------------

The Proposed Amendment

  The Company's 1995 Stock Option Plan (referred to as the "Stock Option Plan") helps attract, motivate and retain officers and key employees through stock options and other incentive awards. On February 18, 1999, the Board of Directors adopted an amendment to the Stock Option Plan increasing the number of shares of the Company's Common Stock authorized to be issued under the Plan from 2,500,000 to 3,000,000 shares (an increase of 500,000 shares). The stockholders must approve the amendment before it can take effect.

Why does the Plan need more shares?

  We believe that there are not enough shares left available under the Stock Option Plan to accomplish its objectives.

  At March 15, 1999, awards covering 2,044,453 shares of Common Stock were outstanding, while only 264,830 shares remained available for Stock Option Plan award grants. We believe that the remaining 264,830 shares are insufficient to provide the Board the flexibility necessary to attract and retain officers and key employees through the grant of awards under the Stock Option Plan. In 1998 alone the Company granted Stock Option Plan awards covering 500,900 shares under the Plan.

  As a result, the Board believes a 500,000-share increase in the number of shares available for issuance under the Stock Option Plan is desirable and in the Company's best interests.

Specific Benefits

  The future number, amount and type of awards to be received by or allocated to eligible persons under the Stock Option Plan, as amended by this proposal, cannot be determined at this time. If the additional 500,000 shares contemplated by this proposal had been available for Stock Option Plan purposes in 1998, the Company expects that awards would not have been substantially different from those reported in the Summary Compensation Table and Option Grants In Last Fiscal Year Table under "Executive Compensation," on pages 23 and 24 below.

Vote Required for Approval

  Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy and entitled to vote at the meeting.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THIS
                 PROPOSED AMENDMENT TO THE STOCK OPTION PLAN.

                       SUMMARY OF THE STOCK OPTION PLAN

  In order to help you evaluate Proposal 3, below we have summarized the Stock Option Plan's key features. Because this is only a summary, it does not contain all the information that may be important to you in considering Proposal 3.

  The full text of the Stock Option Plan is available on the Securities and Exchange Commission's website at http://www.sec.gov. You may also receive a free copy of the Plan by writing Carrie Marrelli, Vice President-- Investor Relations at 18400 Von Karman, Suite 1000, Irvine, California 92612.

  Capitalized terms used in the summary have the meanings specified in the Stock Option Plan.

General

  The Company adopted the Stock Option Plan in December 1995. Its purpose is to promote the Company's success by providing a means to attract, motivate and retain key employees, consultants, advisors and directors.

Grant of Awards under the Plan

  Under the Stock Option Plan, awards ("Awards") may consist of any combination of stock options (incentive or nonqualified), restricted stock, stock appreciation rights ("SARs") and performance share awards. The Company can grant Awards to officers, key employees and consultants of the Company. In addition, directors who are not employees or officers of the Company ("Non-Employee Directors") are eligible for automatic option grants under the Stock Option Plan. Approximately 1,500 people are currently eligible to receive Awards under the Stock Option Plan.

  The Stock Option Plan currently authorizes 2,500,000 shares of the Company's Common Stock for issuance. No participant may receive more than 500,000 shares covered by options, SARs and performance share awards in a calendar year.
Section 6.2 of the Plan describes the customary circumstances under which these limits and the other share limits under the Stock Option Plan may be adjusted (for example, in connection with stock splits, stock dividends, exchanges of shares and similar events affecting the Common Stock).

  As of March 15, 1999, the Company had granted options to purchase a total of 2,604,620 shares of Common Stock under the Stock Option Plan (of which options covering 2,044,453 shares remained outstanding and of these, options to acquire 843,928 shares were vested). These numbers include options to purchase an aggregate of 55,000 shares granted to Non-Employee Directors and options to purchase an aggregate of 956,220 shares granted to Messrs. Cole, Morrice, Gotschall and Holder.

Non-Transferability

  Generally, Awards may not be sold, assigned, pledged, encumbered or otherwise transferred. In other words, during his or her lifetime, only the participant who was granted the Award may exercise it. However, the Compensation Committee may, for estate and/or tax planning purposes, allow a participant's relatives or related entities to exercise the participant's Awards.

Administration

  Awards under the Stock Option Plan are recommended by management and approved by the Compensation Committee.

  The Board of Directors appoints the Compensation Committee. The Committee has the authority to interpret the Stock Option Plan and any Award agreements, prescribe, amend and rescind rules and regulations relating to the Stock Option Plan's administration, accelerate or extend the vesting or exercisability or extend the term of any or all outstanding Awards (within the maximum 10 year limit on the term of Awards), and make all other decisions necessary or desirable for the Stock Option Plan's administration. The current members of the Compensation Committee are identified on page 19.

Stock Options

  The Committee may grant two types of stock options under the Stock Option Plan--nonqualified stock options and incentive stock options (those intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")). Incentive stock options may only be granted to employees of the Company.

  The Compensation Committee determines the exercise price, vesting provisions, and terms of options. However, the exercise price of incentive stock options cannot be less than the fair market value of the Common Stock on the date of grant (110% if granted to an employee who owns 10% or more of the Common Stock).

Non-Employee Director Program

  The Stock Option Plan contains a separate program for automatic option grants to Non-Employee Directors. Under this program, upon initial election or appointment to the Board, each individual who is not then an employee or director of the Company and who is elected or appointed to the Board of Directors will be granted a nonqualified stock option to purchase 15,000 shares of Common Stock (subject to adjustment as described above).

  The purchase price per share for each Non-Employee Director option equals the fair market value of the Common Stock on the grant date. The shares subject to a Non-Employee Director's option become exercisable in equal installments on each of the first three anniversaries of the grant date.

  These options are granted for 10 year terms, but will terminate earlier if the director ceases to be a member of the Company's Board.

  When U.S. Bancorp's two designees--Messrs. Partel and Sandvik--were appointed to the Board, the Board of Directors decided that they should not be considered Non-Employee Directors under the Stock Option Plan because they were serving on the Board as part of their employment responsibilities at U.S. Bancorp.

Restricted Stock Awards

  Under the Plan, the Compensation Committee may also award restricted stock, establishing whatever restrictions on the stock subject to the awards as it deems appropriate. However, the restrictions must not terminate earlier than six-months after the grant date.

Each restricted stock award agreement must specify the following:

      (i) the number of shares of Common Stock subject to the award,

      (ii)   the grant date,

      (iii) the price, if any, to be paid for the restricted shares by the participant,

      (iv) whether and to what extent the cash consideration paid for the shares must be returned upon any forfeiture of the restricted shares, and

      (v)    the restrictions imposed on the shares.

  Shares subject to restricted stock awards are nontransferable.

Stock Appreciation Rights

  The Committee may grant SARs two ways--in connection with stock options or separately. SARs granted with stock options provide for payments to the holder based upon increases in the Common Stock price over the exercise price of the related option on the exercise date. The Compensation Committee may elect to pay SARs in cash, Common Stock or in a combination of cash and Common Stock.

Performance Share Awards

  The Compensation Committee may grant performance share awards based on whatever factors it deems appropriate. The Compensation Committee will specify the number of shares of Common Stock subject to the award, the price, if any, to be paid for such shares by the participant and the conditions upon which the issuance to the participant will be based.

Performance-Based Awards

  The Stock Option Plan also permits the Compensation Committee to grant other Awards ("Performance-Based Awards") which are intended to qualify as "performance-based compensation" under Section 162(m) of the Code. Options and SARs granted at fair market value are intended to qualify as Performance-Based Awards. In addition, other share-based awards may be granted under the Stock Option Plan that are intended to qualify as Performance-Based Awards. The Stock Option Plan also provides for grants of Performance-Based Awards that are not linked to or payable in the Company's stock, but are payable only in cash ("Cash-Based Awards").

  Only the Company's executive officers may receive Performance-Based Awards. The maximum number of shares of Common Stock which may be delivered pursuant to all Awards that are granted as Performance-Based Awards to any participant in any calendar year may not exceed 500,000 shares (subject to adjustment as described above). The annual aggregate amount of compensation that may be paid to any participant in respect of Cash-Based Awards may not exceed $1,000,000.

  The performance goals and performance targets applicable to Performance-Based Awards will be determined by the Compensation Committee and may be based on one or more of the following criteria--Cash Flow, Earnings Per Share, Gain on Sale of Loans (the gain recognized by the Company on loans sold through whole loan transactions or securitizations), Loan Production Volume (loans funded during a given period), Loan Quality (the percentage of the Company's loans in a given period that command a premium price), Return on Equity, and Total Stockholder Return (each as defined in Article VII of the Stock Option
Plan). These goals will be applied over performance cycles specified by the Compensation Committee. Specific cycles and target levels of performance, as well as the award levels, will be determined by the Compensation Committee not later than the applicable deadline under Section 162(m) of the Code and in any event at a time when achievement of such targets is substantially uncertain. Appropriate adjustments to goals and targets may be made by the Compensation Committee based upon objective criteria in the case of certain events that were not anticipated at the time goals were established. The Company believes that specific performance targets (when established) are likely to constitute confidential business information, the disclosure of which may adversely affect the Company or mislead the public.

  The Compensation Committee must certify the achievement of the applicable performance goals and the actual amount payable to each participant under Performance-Based Awards prior to payment. The Compensation Committee may retain discretion to reduce, but not increase, the amount payable under a Performance-Based Award, notwithstanding the achievement of targeted performance goals. Performance-Based Awards may be fully accelerated or the Compensation Committee may provide for partial credit in the event of certain circumstances that the Compensation Committee may determine.

Continuation of Employment

  The following table generally describes how different types of Awards under the Stock Option Plan are usually treated in the event the participant ceases to be an employee of the Company:

    Type of Award                      Event                         Consequences
    -------------                      -----                         ------------
 Options not yet      Termination of employment for any        Options lapse
 exercisable          reason                                   immediately

 Options that are     Termination of employment for any        Options must be
 exercisable          reason other than retirement, total      exercised within 30 days
                      disability, death or discharge for cause after such date

                      Discharge for Cause                      Options lapse
                                                               immediately

                      Retirement, total disability, death      Options must be
                                                               exercised within 3
                                                               months of termination
                                                               date, or such shorter
                                                               period provided in the
                                                               award agreement

 SARs granted with    Termination of employment for any        Have the same
 options              reason                                   termination provisions
                                                               as the options to which
                                                               they relate

 SARs granted without Termination of employment for any        The SARs will be
 options              reason                                   governed by the
                                                               applicable award
                                                               agreement

 Restricted Stock     Termination of employment for any        Unvested shares will be
                      reason                                   forfeited according to
                                                               the terms of the
                                                               applicable award
                                                               agreement

 Performance Share    Termination of employment for any        Shares of Common Stock
 Award                reason                                   subject to the award
                                                               will be forfeited
                                                               according to the terms
                                                               of the applicable award
                                                               agreement to the extent
                                                               the shares have not been
                                                               issued or become
                                                               issuable on the date of
                                                               termination

Acceleration of Awards

  Unless the Board decides beforehand that there will be either no acceleration or limited acceleration of Awards, if the Company's stockholders approve any one of the following events each option and related SAR will become immediately exercisable, restricted stock will immediately vest and the number of shares or an amount of cash covered by each performance share award will be issued or paid to the participant: (i) the Company's dissolution or liquidation, (ii) certain mergers or consolidations of the Company, or (iii) the sale of substantially all of the Company's business assets.

Termination of or Changes to the Stock Option Plan

  The authority to grant new Awards under the Stock Option Plan will terminate in December 2005, unless the Board terminates the Stock Option Plan prior to that time. The Stock Option Plan's termination typically will not affect rights of participants that accrued prior to the termination.

  The Board of Directors and the Compensation Committee generally may amend the Stock Option Plan and outstanding Awards. Generally, the Stock Option Plan may not be amended without stockholder approval to (i) increase the maximum number of shares which may be delivered pursuant to Awards, (ii) materially increase the benefits accruing to participants thereunder, or (iii) materially change the requirements as to the eligibility to participate in the Plan.

Federal Income Tax Consequences

  With respect to nonqualified stock options, the Company is generally entitled to deduct an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, the Company is generally not entitled to a similar deduction either upon grant of the option or at the time the option is exercised. The current federal income tax consequences of other awards authorized under the Stock Option Plan generally follow certain basic patterns: SARs are taxed and deductible when paid in an amount equal to the value of the payment; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value of the stock over the purchase price only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance share awards generally are subject to tax at the time of payment; unconditional stock bonuses are generally subject to tax measured by the value of the payment received; and Cash-Based Awards generally are subject to tax at the time of payment; in each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income. If an Award is accelerated under the Stock Option Plan, the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration. Furthermore, if the compensation attributable to Awards is not "performance-based" within the meaning of Section 162(m) of the Code, the Company may not be permitted to deduct such compensation in certain circumstances.

  The above tax summary is based upon federal income tax laws in effect on March 15, 1999.

                                  PROPOSAL 4

                 APPROVAL OF 1999 INCENTIVE COMPENSATION PLAN

The Proposal

  At the Annual Meeting, you will be asked to approve the New Century Financial Corporation 1999 Incentive Compensation Plan (the "Incentive Compensation Plan"). On February 18, 1999, the Board adopted the 1999 Incentive Compensation Plan, subject to stockholder approval of such plan at the Annual Meeting.

What are the Purposes of the Incentive Compensation Plan?

  The Incentive Compensation Plan empowers the Compensation Committee to establish incentive bonuses for the Company's executive officers and other senior managers tied to their achievement of pre-established performance targets. Incentive bonuses paid under the Incentive Compensation Plan are intended to qualify as "performance-based compensation" under Section 162(m) of the Code ("Section 162(m)").

  Section 162(m) limits the tax deductibility of compensation that is not "performance-based" if the amount of the aggregate non performance-based compensation exceeds $1 million in certain circumstances. By permitting the Company to grant bonus incentives that are intended to qualify as "performance-based" compensation, the Plan will help the Company to preserve the tax deductibility of compensation should the $1 million threshold ever be exceeded.

  The Incentive Compensation Plan is also consistent with the Company's and the Compensation Committee's goal of linking a substantial proportion of executive officers' and other senior managers' compensation to achievement of the Company's financial and operational goals.

How does this proposal affect the Founding Managers' Incentive Compensation
Plan?

  The new Plan replaces the Company's Founding Managers' Incentive Compensation Plan (the "Founders Plan"). Until now, bonuses paid under the Founders Plan were intended to be exempt from the Section 162(m) limits because the Founders Plan was in place prior to the Company's initial public offering of Common Stock. However, the Company's ability to rely on this exemption is limited. As a result, the Compensation Committee, in consultation with senior management, decided that a new plan would be in the Company's best interests to help ensure the tax deductibility of compensation paid by the Company.

Specific Awards

  The Compensation Committee granted certain awards under the Incentive Compensation Plan to Messrs. Cole, Morrice, Gotschall and Holder (the "Founding Managers") in lieu of each executive's continued participation in the Founders Plan. These awards, summarized below, were granted on February 10, 1999 and were conditioned on stockholder approval of the Incentive Compensation Plan.

                      Name and Directors                   Dollar Value ($)(1)
                      ------------------                   -------------------
     Robert K. Cole.......................................     $  666,666
      Chairman and Chief Executive Officer
     Brad A. Morrice......................................     $  666,666
      Vice Chairman, President and Secretary
     Edward F. Gotschall..................................     $  666,666
      Vice Chairman and Chief Financial Officer
     Steven G. Holder.....................................     $  666,666
      Vice Chairman and Chief Operating Officer-
      Production/Operations
                                                               ----------
     Executive Group......................................     $2,666,664

(1) The Awards are tied to achievement of pre-determined return on equity targets established by the Compensation Committee for the six months ended June 30, 1999 and the twelve months ended December 31, 1999. If the Company achieves the targeted return on equity, each of the Founding Managers will receive an aggregate bonus of $666,666. The return on equity targets are based on a sliding scale, with a minimum threshold below which no bonus will be paid. Thus, the actual bonus paid may be higher or lower, depending on the Company's actual return on equity for the performance periods, and in each case subject to the limits of the Incentive Compensation Plan described in the following pages.

  The number, amount and type of other Awards to be received by or allocated to Eligible Persons under the Incentive Compensation Plan cannot be determined at this time. If the Incentive Compensation Plan had been in effect in 1998, the Company expects that compensation levels would not have been substantially different from those described in the Summary Compensation Table on page 23.

What happens if the Stockholders do not approve the Plan?

  It is possible that compensation (in the form of base salary, bonuses, incentive and other compensation) paid by the Company to one or more of its officers may, in the future, exceed $1 million per year. If the stockholders do not approve the Incentive Compensation Plan, bonuses paid by the Company in the future will not be "performance-based" within the meaning of Section 162(m) and will not be tax deductible to the Company to the extent that (when combined with other non-exempt compensation paid to such officers) they exceed the Section 162(m) $1 million limit.

Vote Required for Approval

  Approval of this proposal requires the affirmative vote of the holders of a majority of the voting power present in person or represented by proxy and entitled to vote at the meeting.

Recommendation

  The Board believes that the Incentive Compensation Plan helps to advance the Company's existing policy to closely relate a substantial portion of executive compensation to the Company's performance, while allowing the Company to preserve the tax deductibility of executive compensation.

                  THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
           VOTE "FOR" APPROVAL OF 1999 INCENTIVE COMPENSATION PLAN.

                SUMMARY OF THE 1999 INCENTIVE COMPENSATION PLAN

  Below is a summary of the Incentive Compensation Plan's key features. Because it is only a summary, it does not contain all the information that may be important to you in considering Proposal 4.

  The full text of the Incentive Compensation Plan is attached as Appendix A to this Proxy Statement. Capitalized terms used in the summary have the meanings specified in the Incentive Compensation Plan.

Purpose

  The Incentive Compensation Plan's purpose is to promote the success of the Company by providing to participating Eligible Persons bonus incentives that qualify as "performance-based" compensation within the meaning of Section 162(m) of the Internal Revenue Code.

Administration

  The Incentive Compensation Plan will be administered by a committee appointed by the Board (the "Committee"). The Board has appointed the Compensation Committee as the "Committee" under the Incentive Compensation Plan. The current members of the Committee are identified on page 19. The Committee has the authority to select Participants, determine Performance Periods, select Business Criteria, and establish Performance Targets. The Committee also has the authority to administer, construe, and interpret the Incentive Compensation Plan, amend and rescind rules for administering the Incentive Compensation Plan, and make all other determinations necessary or advisable for the administration of the Incentive Compensation Plan. The Incentive Compensation Plan will not limit the authority of the Board or the Committee to grant awards or authorize any other compensation under any other plan or authority (including the 1995 Stock Option Plan).

Eligibility and Plan Limits

  Any officer of the Company or its Subsidiaries, or of any division of the Company or its Subsidiaries (each an "Eligible Person"), may be granted an Award (or Awards) by the Committee under the Incentive Compensation Plan. A maximum amount of $5 million may be paid with respect to all Awards granted under the Incentive Compensation Plan in any calendar year to any one Eligible Person. As of March 15, 1999, there were approximately thirty Eligible Persons.

Plan Awards

  Under the Incentive Compensation Plan, the Committee may grant "performance-based" Awards to Eligible Persons. These Awards will be based on the performance of the Company and/or one or more of its subsidiaries, divisions, segments or units.

  The Business Criteria with respect to which Performance Targets may be established include the following: Before-Tax Net Income, Cash Flow, Corporate Overhead Costs, Delinquency Rates, Earnings Per Share, Employees, Gain on Sale of Loans, Liquidity Management, Loan Losses, Loan Production Volume, Loan Quality, Origination Expenses, Origination Revenues, Residual Performance, Total Stockholder Return and Total Stockholders' Equity (in each case as defined in Appendix A to the Incentive Compensation Plan), or any combination thereof.

  Awards are payable only if performance reaches specific, pre-established Performance Targets approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to the goals remains substantially uncertain (except that the payment of Awards may be accelerated under certain circumstances following a Change in Control of the Company, as described in Section 6.3(b) of the Incentive Compensation Plan).

  Performance Targets will generally be adjusted to the extent permitted by
Section 162(m) to reflect certain changes affecting the Company, including reorganizations, liquidations, capitalizations and accounting changes.

  Concurrently with the selection of the Performance Targets, the Committee must establish an objective formula or standard for calculating the maximum Bonus which may become payable with respect to each Award.

Payment of Awards

  Unless otherwise specified in the applicable Award Agreement, Awards will generally be paid in cash up to an amount equal to 200% of the Participant's Base Salary in effect on the grant date. Any Bonus in excess of such limit will generally be paid in the form of Restricted Stock. Unless otherwise specified, the Restricted Stock will vest in equal installments on the first three anniversaries of the Grant Date. The Committee has the discretion to allow a Participant to specify what portions of a Bonus (up to the general 200% limit) will be in cash, shares of the Company's Common Stock or restricted Common Stock.

  Before any Award is paid, the Committee must certify that the applicable Performance Targets have been timely satisfied. The Committee generally has "negative" discretion to reduce payments below maximum Award limits.

  Awards are generally nontransferable.

Amendment/Termination of the Plan

  The Board or the Committee may amend, suspend or terminate the Incentive Compensation Plan at any time. Stockholder approval for an amendment will only be required to the extent necessary to satisfy Section 162(m). Generally,
Section 162(m) would require stockholder approval only if the amendments change (1) the class of persons eligible to participate in the Incentive Compensation Plan, (2) the Business Criteria, or (3) the Incentive Compensation Plan's $5 million limit. Unless earlier terminated by the Board or the Committee, no new Awards may be granted after February 17, 2004.

Federal Income Tax Consequences of Awards Under the Plan

  Awards under the Incentive Compensation Plan will generally be subject to tax at the time of payment. Restricted Stock granted in payment of an Award will generally be subject to tax at the time the restrictions lapse (unless the Participant elects to accelerate recognition at the time of grant). The Company will generally have a corresponding deduction at the time the Participant recognizes income. Awards are intended to satisfy the "performance-based" exception to Section 162(m). If payment of an Award is accelerated under the Incentive Compensation Plan in connection with a Change in Control of the Company: (1) the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered), and (2) the Company may not be entitled to a tax deduction if payments are accelerated at a time when the Performance Targets have not been satisfied if the limits of Section 162(m) are exceeded.

                BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

  The Company's Bylaws provide that the Board of Directors consists of nine members and that the number of directors be fixed or altered exclusively by an affirmative vote of two-thirds of all of the directors. Currently there are nine directors.

  The Board of Directors is divided into three classes: Class I, Class II and Class III. The initial terms of office of directors in Class II and Class III expire after the annual meetings of stockholders of the Company in 1999 and 2000, respectively. The current term of the Class I directors expires in 2001. After the initial terms, each director will serve for a term expiring at the annual meeting of stockholders held in the third year following the year of election and until such director's successor is elected.

  The information set forth below as to each nominee has been furnished by the nominee.

         NOMINEES FOR ELECTION AS DIRECTORS TO SERVE THREE-YEAR TERMS

                           Principal Business Experience During
                            Past Five Years and Certain Other            Director
         Name          Age             Directorships                      Since
         ----          --- ------------------------------------          --------
 Brad A. Morrice......  42 Vice Chairman of the Company (December          1995
                           1996-present); President and Secretary of
                           the Company (December 1995-present);
                           General Counsel of the Company (December
                           1995-December 1997); Co-Chairman of the
                           Board and Chief Executive Officer of New
                           Century Mortgage Corporation (November
                           1995-present); President and Chief
                           Operating Officer--Administration of Plaza
                           Home Mortgage Corporation (February 1994 to
                           March 1995) (mortgage banking); Executive
                           Vice President and Chief Administrative
                           Officer of Plaza Home Mortgage Corporation
                           (February 1993 to February 1994).
 Michael M. Sachs.....  58 Chairman of the Board and Chief Executive       1995
                           Officer of Westrec Financial, Inc. (1990-
                           present) (operator of marinas and related
                           businesses); Chairman of the Board and
                           Chief Executive Officer of Pinpoint
                           Systems, Inc. (December 1995 to present)
                           (manufacturer of marine electronic
                           equipment).
 Terrence P. Sandvik..  60 President of U.S. Bancorp Business              1999
                           Technology Center at U.S. Bancorp, Inc.
                           (1990-present).

  Set forth below is information concerning each of the other six directors of the Company whose three-year terms of office will continue after the 1999 Annual Meeting of Stockholders.

                      DIRECTORS WHOSE TERMS EXPIRE IN 2001

                               Principal Business Experience During
                                Past Five Years and Certain Other         Director
           Name            Age             Directorships                  Since
           ----            --- ------------------------------------      --------
 Fredric J. Forster.......  54 Private Investor and Business               1997
                               Consultant (January 1998-present);
                               Principal of Financial Institutional
                               Partners Mortgage Company, LP (November
                               1996-December 1998); President and
                               Chief Operating Officer of H.F.
                               Ahmanson and Company and its subsidiary
                               Home Savings of America (March 1993-
                               April 1996) (savings and loan);
                               President of ITT Federal Bank, formerly
                               Newport Balboa Savings and Loan
                               Association (1979-1993); a Director
                               (and Vice Chairman in 1995) of Federal
                               Home Loan Bank of San Francisco (1986-
                               1993).
 Edward F. Gotschall......  44 Vice Chairman of the Company (December      1995
                               1996-present),
                               Chief Financial Officer (August 1998 to
                               present); Chief Operating Officer-
                               Finance/Administration (December 1995-
                               August 1998); a Director and Chief
                               Financial Officer of New Century
                               Mortgage Corporation (December 1995-
                               present); Executive Vice
                               President/Chief Financial Officer of
                               Plaza Home Mortgage Corporation (April
                               1994-July 1995) (mortgage banking);
                               Executive Vice President/Chief
                               Financial Officer of Option One
                               Mortgage Corporation (December 1992 to
                               February 1994) (subprime mortgage
                               banking).
 Francis J. Partel, Jr. ..  57 Senior Vice President, U.S. Bancorp         1998
                               (March 1996-present); Chief Executive
                               Officer of WEFA Holdings, Inc. (August
                               1994-November 1995) (economic
                               consulting and forecasting).

                      DIRECTORS WHOSE TERMS EXPIRE IN 2000

                               Principal Business Experience During
                                               Past
                                   Five Years and Certain Other          Director
           Name            Age             Directorships                  Since
           ----            --- ------------------------------------      --------
 John C. Bentley..........  39 Principal of Cornerstone Equity             1995
                               Partners, L.L.C. (February 1995-
                               present) (private equity investments);
                               Senior Vice President at Banc One
                               Capital Corporation in merchant banking
                               group (February 1989 to February 1995).
 Robert K. Cole...........  52 Chairman and Chief Executive Officer of     1995
                               the Company (December 1995-present); a
                               Director of New Century Mortgage
                               Corporation (November 1995-present);
                               President and Chief Operating Officer-
                               Finance of Plaza Home Mortgage
                               Corporation (February 1994 to March
                               1995) (mortgage banking); President of
                               Triple Five, Inc. (June 1990 to January
                               1994) (international real estate
                               development).
 Steven G. Holder.........  41 Vice Chairman of the Company (December      1995
                               1996-present);
                               Chief Operating Officer-Loan
                               Production/Operations of the Company
                               (December 1995-present); Co-Chairman of
                               the Board and Chief Executive Officer
                               of New Century Mortgage Corporation
                               (December 1996-present); Executive Vice
                               President of Long Beach Mortgage
                               Company (February 1993 to August 1995)
                               (mortgage banking).

Directors Designated by U.S. Bancorp

  Both Mr. Partel and Mr. Sandvik were designated by U.S. Bancorp to serve on the Company's Board of Directors. Under its Preferred Stock Purchase Agreement with the Company, U.S. Bancorp has the right to designate nominees to the Company's Board approximately in proportion to U.S. Bancorp's ownership stake in the Company. If U.S. Bancorp's ownership percentage increases significantly, the Company may be obligated to increase the size of its Board to accommodate an additional U.S. Bancorp-designated director. Likewise, if U.S. Bancorp's ownership percentage decreases significantly, U.S. Bancorp may be obligated to cause one of its designated directors to resign from the Company's Board. Mr. Partel was appointed to the Board in November 1998 at the time of the closing of the U.S. Bancorp transaction. Mr. Sandvik was appointed to the Board in February 1999 to fill a vacancy created on the Board by the resignation of Mr. Sherman I. Chu.

  If the Company's stockholders do not re-elect Mr. Sandvik as a director, the Company will be obligated to expand the Board to accommodate an additional U.S. Bancorp-designated director.

Certain Relationships and Related Transactions

  Mr. Partel and Mr. Sandvik are senior officers of divisions or subsidiaries of U.S. Bancorp. The Company has business relationships with several U.S. Bancorp affiliates. U.S. Bank National Association is the agent and lead lender on the Company's $320 million warehouse credit agreement. In 1998 the Company's outstanding borrowings under that agreement averaged approximately $140 million, and the Company expects its borrowings in the current year will be in a similar range.

  In addition, U.S. Bank National Association serves as Trustee or Trust Administrator for the Company's loan securitizations and serves as custodian of the Company's loan files that are held as collateral under financing arrangements with third parties. In 1998 U.S. Bank received fees of approximately $500,000 for providing these services to the Company. Finally, in 1999 the Company plans to implement a multifaceted strategic alliance with U.S. Bank National Association, ND. The elements of the alliance include (i) originating loans to U.S. Bank customers who did not qualify for a U.S. Bank mortgage loan, (ii) assisting U.S. Bank to develop its sub-prime loan origination capability, (iii) performing selected servicing functions for sub-prime loans originated by U.S. Bank, and (iv) soliciting bids from U.S. Bank for the Company's whole loan sales. The Company is unable to predict whether the volume of business to be conducted under the strategic alliance will be material to the Company in 1999.

Committees of the Board

  The Company's Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee is comprised of Messrs. Sachs and Partel, and is responsible for making recommendations concerning the engagement of independent certified public accountants, approving professional services provided by the independent certified public accountants and reviewing the adequacy of the Company's internal accounting controls. During 1998, the Audit Committee met nine times.

  The Compensation Committee is comprised of Messrs. Bentley, Sachs and Forster, all of whom are non-employee directors. The Compensation Committee has the exclusive responsibility for establishing the compensation and other benefits payable to executive officers and has the responsibility for administering the Company's incentive compensation and benefit plans, including the Stock Option Plan, the Founding Managers' Incentive Compensation Plan and the 1999 Incentive Compensation Plan. During 1998, the Compensation Committee met eight times.

Attendance at Board and Committee Meetings

  During 1998, the Board of Directors met in person seven times and held two telephonic meetings. No director attended fewer than 75% of the aggregate number of meetings held by the Board of Directors and the Committees of the Board of Directors on which he served.

Compensation of Directors

  During 1998, the Company paid its non-employee directors other than Messrs. Forster and Partel an annual retainer of $10,000, and a fee of $2,500 for each board or committee meeting attended. The Company also reimbursed all of its non-employee directors for reasonable expenses incurred in attending meetings. Mr. Sandvik was appointed to the Board in 1999, and accordingly did not receive any fees or reimbursement in 1998.

  In addition, the Company's Stock Option Plan provides that, upon initial election or appointment to the Board, each director designated as a Non-Employee Director for purposes of the Plan is granted a non-qualified option to purchase 15,000 shares of Common Stock, subject to vesting in equal installments over three years from the date of grant (a "Non-Employee Director Option"). If any such Non-Employee Director ceases to be a member of the Board, his unvested Non-Employee Director Options terminate immediately.

  All of the current non-employee directors other than Mr. Partel and Mr. Sandvik were granted Non-Employee Director Options in 1997 in accordance with the Stock Option Plan. In addition, in September 1998 Mr. Forster received a non-qualified option to purchase 10,000 shares of Common Stock at an exercise price of $10.00 per share, subject to vesting in equal installments over three years from the date of grant. At the time of this grant, the Company's Common Stock was trading at $8.38.

  Because Mr. Partel and Mr. Sandvik are serving on the Board at the direction of their employer, U.S. Bancorp, at the time of their appointment the Board of Directors decided that they would not be considered to be Non-Employee Directors for purposes of the Stock Option Plan and for purposes of receiving cash compensation for serving as directors and attending Board and Committee meetings.

          SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  On March 19, 1999, the record date with respect to this solicitation for determining stockholders entitled to notice of and to vote at the Annual Meeting, 14,601,462 shares of the Company's Common Stock and 20,000 shares of the Company's Series 1998A Convertible Preferred Stock were outstanding. No shares of any other class of stock were outstanding. Only stockholders of record on such date are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Holders of Common Stock are entitled to one vote per share on all matters to come before the Annual Meeting and at any adjournment thereof. Holders of Convertible Preferred Stock are entitled to 136.24 votes per share (which corresponds to the number of shares of Common Stock that would be issued upon conversion of a share of Preferred Stock).

  Except as otherwise indicated, the following table sets forth information as of March 15, 1999 with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to beneficially own more than 5% of the Company's Common Stock, (ii) each director of the Company, (iii) each nominee for election to the Board of Directors, (iv) each executive officer named in the Summary Compensation Table, and (v) all directors and executive officers as a group. Except as otherwise indicated, beneficial ownership includes both voting and investment power with respect to the shares shown.

                                                        Amount and
                                                        Nature of
                                                        Beneficial Percent of
Name and Address of Beneficial Owner(1)                 Ownership   Class(2)
---------------------------------------                 ---------- ----------
U.S. Bancorp(3)........................................ 3,224,800     18.6
 U.S. Bank Place
 601 Second Avenue South
 Minneapolis, Minnesota 55402
The Foundation Companies, Inc.(4)...................... 2,361,569     16.2
 1313 East Osborn Road, Suite 250
 Phoenix, Arizona 85067
Brookhaven Capital Management, LLC(5).................. 1,478,200     10.1
 3000 Sandhill Road, Building 3
 Suite 105
 Menlo Park, California 94025
Wallace R. Weitz & Company(6).......................... 1,337,900      9.2
 1125 South 103rd Street, Suite 600
 Omaha, Nebraska 68124
Robert K. Cole(7)...................................... 1,378,558      9.3
Brad A. Morrice(8)..................................... 1,379,041      9.3
Edward F. Gotschall(9)................................. 1,319,020      8.9
Steven G. Holder(10)................................... 1,225,941      8.3
Patrick J. Flanagan(11)................................    48,300       *
John C. Bentley(12)....................................   418,848      2.9
Fredric J. Forster(13).................................     5,000       *
Francis J. Partel, Jr..................................       --       --
Michael M. Sachs(14)...................................   543,682      3.7
Terrence P. Sandvik....................................       --       --
All directors and executive officers as a group (10
 persons)(15).......................................... 6,318,390     41.2

--------
*  Less than one percent.

 (1) Each of the directors and executive officers listed can be reached through the Company at 18400 Von Karman, Suite 1000, Irvine, California 92612.

 (2) If a stockholder holds options or other securities that are exercisable or otherwise convertible into Common Stock within 60 days of March 15, 1999, we treat the Common Stock underlying those securities as owned by that stockholder, and as outstanding shares when we calculate that stockholder's percentage ownership of the Company's Common Stock. However, we do not consider that Common Stock to be outstanding when we calculate the percentage ownership of any other stockholder.

 (3) Includes 2,724,800 shares of Common Stock issuable upon the conversion of 20,000 shares of Series 1998A Convertible Preferred Stock.

 (4) The Foundation Companies, Inc. is a wholly-owned subsidiary of Foundation Administrative Services, Inc., which in turn is a wholly-owned subsidiary of the Baptist Foundation of Arizona, each of which may also be deemed to be the beneficial owner of the shares owned by The Foundation Companies, Inc. The share information reflected is based on the Schedule 13G Amendment filed jointly on February 17, 1999 by The Foundation Companies, Inc., Foundation Administrative Services, Inc., the Baptist Foundation of Arizona and Cornerstone Fund I, L.L.C.

 (5) The share information reflected is based on the Schedule 13G filed jointly by Brookhaven Capital Management, LLC and Vincent A. Carrino on March 12, 1999. Mr. Carrino has sole voting and dispositive power with respect to 11,900 shares. He and Brookhaven Capital Management, LLC share voting and dispositive power with respect to the remaining 1,466,300.

 (6) The share information reflected is based on the Schedule 13G filed by Wallace R. Weitz & Company on February 9, 1999.

 (7) Includes 69,769 shares of restricted stock, as to which Mr. Cole has voting, but not dispositive power. Also includes 158,639 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

 (8) Includes 21,103 shares owned by the Samantha H. Morrice Trust, the sole beneficiary of which is Mr. Morrice's daughter. Also includes 69,769 shares of restricted stock, as to which Mr. Morrice has voting, but not dispositive power, and 158,639 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

 (9) Includes 61,667 shares of restricted stock, as to which Mr. Gotschall has voting, but not dispositive power. Also includes 185,305 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

(10) Includes 61,667 shares of restricted stock, as to which Mr. Holder has voting, but not dispositive power. Also includes 211,973 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

(11) Includes 16,500 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

(12) Includes 18,543 shares owned by the Meredith M. Bentley Children's Education Trust. Mr. Bentley's wife is the trustee and their minor children are the sole beneficiaries. Also includes 74,172 shares held by Bentley Family Holdings, LLC of which Mr. Bentley is a member and manager, and 5,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

(13) Consists of 5,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

(14) Includes 213,032 shares of Common Stock owned by Westrec PS Plan, of which Mr. Sachs is the trustee and sole beneficiary, and 2,000 shares owned by Mr. Sachs' wife. Also includes 5,000 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

(15) Includes (i) 262,872 shares of restricted stock and (ii) 746,056 shares of Common Stock issuable pursuant to options exercisable within 60 days of March 15, 1999.

                            EXECUTIVE COMPENSATION

  The following table sets forth certain information with respect to compensation earned by the Company's Chief Executive Officer and the Company's four most highly compensated executive officers other than the Chief Executive Officer during fiscal 1996, 1997 and 1998.

                          SUMMARY COMPENSATION TABLE

                                               Long Term Compensation
                                                       Awards
                                  Annual       -----------------------
                               Compensation                Securities
                              ---------------  Restricted  Underlying    Other
Name and Principal            Salary   Bonus  Stock Awards  Options   Compensation
Position                 Year ($)(1)  ($)(2)     ($)(3)       (#)        ($)(4)
------------------       ---- ------- ------- ------------ ---------- ------------
Robert K. Cole.......... 1998 281,600 600,893       --          --        8,500
 Chairman and            1997 256,000 339,044   775,789     200,305       8,375
 Chief Executive Officer 1996 150,000  96,969       --          --          825

Brad A. Morrice......... 1998 281,600 600,893       --          --        8,500
 Vice Chairman and       1997 256,000 339,044   775,789     200,305       7,285
 President               1996 150,000  96,969       --          --        1,200

Edward F. Gotschall..... 1998 281,600 592,330       --          --       13,366
 Vice Chairman and       1997 252,875 422,088   692,825     200,305       8,375
 Chief Financial Officer 1996 143,750  96,969       --       40,000       6,933

Steven G. Holder........ 1998 281,600 600,893       --       75,000      11,481
 Vice Chairman and       1997 250,020 422,088   692,825     200,305       7,182
 Chief Operating         1996 150,000  81,969       --       80,000         563
 Officer--Loan
 Production/Operations

Patrick J. Flanagan..... 1998 200,000 321,538       --       55,000      14,250
 Executive Vice          1997 144,167 276,572       --       47,000      13,068
 President(5)            1996  65,046 108,071       --       43,000       8,539

--------
(1) Amounts shown include cash compensation earned and received by the executive officers. The amounts do not include the value of certain perquisites which in the aggregate did not exceed the lesser of either $50,000 or 10 percent of the total of annual salary and bonus reported for the named executive officer.

(2) Amounts reported for 1997 and 1998 for Messrs. Cole, Morrice, Gotschall and Holder represent amounts earned pursuant to the Founding Managers' Incentive Compensation Plan in those years, even though portions of the bonus were paid in the following year. Amounts reported for 1996 represent signing bonuses and amounts earned pursuant to the Founding Managers' Incentive Compensation Plan in 1996 and paid in 1997.

(3) Mr. Cole, Mr. Morrice, Mr. Gotschall and Mr. Holder were each granted a restricted stock award of 92,500 shares on May 30, 1997 at a price of $0.01 per share. The value of the unvested portion of the award as of December 31, 1998 based on the closing price of $13.375 on such date, net of the consideration paid by such officer, was $891,005. Mr. Cole and Mr. Morrice elected to receive a portion of their 1997 bonus under the Founding Managers' Incentive Compensation Plan in restricted stock instead of cash. As a result, on April 15, 1998 Mr. Cole and Mr. Morrice were each granted a restricted stock award of 8,102 shares, based on the value of the Company's Common Stock as of December 31, 1997 of $10.25 per share, at a price of $0.01 per share. The value of such restricted stock as of December 31, 1998 based on the closing price of $13.375 on such date, net of the consideration paid by such officer, was $108,283. All of the above restricted stock awards vest in three approximately equal annual installments beginning one year from the award date. Dividends, if any, paid on the Company's Common Stock are also payable on the restricted stock, whether or not vested.

(4) Amounts reported for 1998 represent a $6,000 automobile allowance provided by the Company to Messrs. Cole, Morrice, Gotschall and Holder, a $11,750 automobile allowance provided by the Company to Mr. Flanagan, $4,866 paid by the Company to lease an automobile for Mr. Gotschall, $2,981 paid by the Company to lease an automobile for Mr. Holder and contributions made by the Company to a 401(k) profit sharing plan of $2,500 to each of Messrs. Cole, Morrice, Gotschall, Holder and Flanagan. Amounts reported for 1997 represent a $6,000 automobile allowance provided by the Company to Messrs. Cole, Morrice, Gotschall and Holder, a $12,000 automobile allowance provided by the Company to Mr. Flanagan, and contributions to the 401(k) profit sharing plans of $2,375 for Messrs. Cole and Gotschall, $1,285 for Mr. Morrice, $1,182 for Mr. Holder and $1,068 for Mr. Flanagan. Amounts reported for 1996 represent contributions made by the Company on behalf of each executive officer to a 401(k) profit sharing plan, $5,789 paid by the Company to lease an automobile for Mr. Gotschall and a $7,500 automobile allowance provided to Mr. Flanagan.

(5) Mr. Flanagan became an executive officer of the Company in August 1998. Bonus amounts for Mr. Flanagan in 1997 and 1996 include commission payments of $91,572 and $83,071 respectively.

Option Grants in Last Fiscal Year

  The following table sets forth certain information with respect to individual grants of stock options made during fiscal 1998 to the named executive officers.

                                                                               Potential
                                                                              Realizable
                                                                           Value at Assumed
                                                                            Annual Rates of
                                                                                 Stock
                                                                          Price Appreciation
                                                                                  for
                                        Individual Grants                   Option Term (4)
                         ------------------------------------------------ -------------------
                         Number of
                         Securities Percent of Total
                         Underlying Options Granted  Exercise
                          Options   to Employees in    Price   Expiration
Name(1)                  Granted(2)   Fiscal 1998    ($/Sh)(3)    Date       5%       10%
-------                  ---------- ---------------- --------- ---------- -------- ----------
Steven G. Holder........   75,000         14.8%       $ 9.53   07/06/2008 $449,502 $1,139,127
Patrick J. Flanagan.....   35,000          6.9        $10.19   05/17/2008  224,295    568,408
                           20,000          4.0        $ 8.38   09/16/2008  105,403    267,111
                           ------         ----
                           55,000         10.9%

--------
(1) The other named executive officers--Messrs. Cole, Morrice and Gotschall-- did not receive any options in 1998.

(2) All options were granted "at market" on the date of grant and are exercisable 20% on the first anniversary of the grant date, and 5% on the last day of each succeeding calendar quarter, with the final 5% vesting on the fifth anniversary of the grant date. The options were granted for a term of 10 years, subject to earlier termination in certain events related to termination of employment. In certain circumstances, including a recapitalization, stock split, reorganization, merger, combination, consolidation and a sale of substantially all of the assets of the Company, the Board of Directors will adjust, in such manner and to such extent as it deems appropriate, the number, amount and type of shares subject to the option and the exercise price of the option.

(3) The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares of Common Stock, subject to certain conditions.

(4) This column shows the hypothetical gains or "option spreads" of the options granted based on the per-share market price of the Common Stock at the time of the grant and assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercise of stock options will depend on the future performance of the Common Stock, the option holder's continued employment through the option period for options granted pursuant to the Stock Option Plan, and the date on which the options are exercised.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table sets forth certain information regarding 1998 option exercises by the executive officers, and the value of their options at the end of 1998.

                                                 Number of Securities      Value of Unexercised
                                                Underlying Unexercised     In-the-Money Options
                           Shares                  Options at FY-End             at FY-End
                         Acquired on   Value              (#)                     ($) (1)
                          Exercise    Realized ------------------------- -------------------------
Name                         (#)        ($)    Exercisable/Unexercisable Exercisable/Unexercisable
----                     -----------  -------- ------------------------- -------------------------
Robert K. Cole..........        0           0       158,639/41,666          $859,085/98,957
Brad A. Morrice.........        0           0       158,639/41,666          $859,085/98,957
Edward F. Gotschall.....        0           0       185,305/55,000          $1,122,412/230,630
Steven G. Holder........        0           0       211,973/143,332         $1,385,758/650,921
Patrick J. Flanagan.....   10,050(2)   87,513       16,250/109,700          $68,069/582,038

--------
(1) The amounts set forth represent the difference between the estimated fair market value of $13.375 per share as of December 31, 1998 and the exercise price of the in-the-money options, multiplied by the applicable number of shares underlying such options.

(2) Includes shares exercised in 1998 by Mr. Flanagan before his appointment as an executive officer in August 1998.

Employment Agreements and Change-in-Control Arrangements

  Founding Manager Employment Agreements. The Company has entered into employment agreements with Messrs. Cole, Morrice, Gotschall and Holder (the "Founding Managers"). Each agreement was entered into as of January 1, 1999, replacing a prior employment agreement of January 1, 1997. The new agreements continue in effect until December 31, 2002, and are extended automatically for successive one-year periods thereafter, unless terminated by either the Company or the respective Founding Manager. The agreements provide for a base salary of $333,333 in 1999. The Board has the authority to establish the base salary level for subsequent years, provided that it must represent at least a 5% increase over the preceding year. The agreements also provide for a $500 per month automobile allowance.

  Founding Manager Incentive Awards. The agreements also provide that the Founding Managers will be eligible to receive Incentive Awards under the Founding Managers' Incentive Compensation Plan, or its successor, the newly-adopted 1999 Incentive Compensation Plan (see pages 15 and 16 for a summary of the 1999 Incentive Compensation Plan). The employment agreements stipulate the basic terms of the Incentive Awards for the six-months ended June 30, 1999 (the "Six-Month Performance Period") and the year ended December 31, 1999 (the "Twelve-Month Performance Period"). Under the Incentive Awards, the Founding Managers will be entitled to a percentage of the Company's earnings before income taxes for the applicable Performance Period (without deducting amounts payable under the Plan) ("Earnings"). The specific percentage of Earnings used to determine the bonus levels is based on the ratio (the "Ratio") of Earnings for the Performance Period to Total Stockholders' Equity (as defined in the 1999 Incentive Compensation Plan).

  For the Six-Month Performance Period, if the Ratio is at least 10% but less than 20%, each Founding Manager is entitled to receive an amount equal to 1.25% of Earnings in excess of 10% of Total Stockholders' Equity. If the Ratio is at least 20%, each Founding Manager is entitled to receive an additional sum equal to 0.5% of the Earnings in excess of 20% of Total Stockholders' Equity.

  For the Twelve-Month Performance Period, if the Ratio is at least 20% but less than 40%, each Founding Manager is entitled to receive an amount equal to 1.25% of Earnings in excess of 20% of Total Stockholders' Equity. If the Ratio is at least 40%, each Founding Manager is entitled to receive an additional sum equal to 0.5% of the Earnings in excess of 40% of Total Stockholders' Equity.

  The amount of any Incentive Award paid for the Twelve-Month Performance Period will be reduced by any amounts paid for the Six-Month Performance Period. Amounts payable under the Awards are payable in cash, unless the Compensation Committee elects to allow the Founding Managers to choose to receive part of the Award in the form of restricted stock.

  Employment Agreement Change-In-Control Provisions. If, within twelve months following a "change in control" of the Company, a Founding Manager is terminated without "cause," quits his employment for "good reason," or is given notice that the Company intends not to renew his employment agreement (as such terms are defined in the employment agreement), then the Company will:

  (i) pay the Founding Manager his base salary through the end of the current month plus credit for any vacation earned but not taken;

  (ii) pay the Founding Manager as severance pay (a) his base salary in effect as of the termination date, for a minimum of eighteen months, or, if longer, through the expiration of the current term of the employment agreement; plus (b) an amount equal to the cash portion of the most recent annual profit sharing and/or incentive bonus received by the Founding Manager from the Company or, if more, the cash amount which would be due under the profit sharing and/or incentive bonus plans applicable to him for the then current year; such payment to be made in substantially equal installments over the same time period as base salary payments continue;

  (iii) maintain the Founding Manager's medical insurance and other benefit programs in which he was entitled to participate until the earlier of expiration of the term of employment then in effect or his commencement of full time employment with a new employer; and

  (iv) pay all costs up to $20,000 related to such Founding Manager's participation in a senior executive outplacement program.

  Flanagan Employment Agreement. The Company entered into a one-year employment agreement with Mr. Flanagan, effective January 1, 1999, that provides for a base salary of $230,000 per year, an automobile allowance of $1,000 per month and eligibility to participate in a bonus plan developed by the Board. Unless terminated earlier by Mr. Flanagan or the Company, the agreement renews automatically for additional one-year terms.

  If the Company terminates Mr. Flanagan's employment without "cause" (as defined in the agreement), then the Company will:

  (i) pay Mr. Flanagan his base salary through the end of the current month plus credit for any vacation earned but not taken;

  (ii) pay Mr. Flanagan as severance pay his base salary in effect as of the termination date, for the greater of six months or the remaining term of his employment agreement;

  (iii) maintain Mr. Flanagan's medical insurance and other benefit programs in which he was entitled to participate until the expiration of the salary continuation period; and

  (iv) pay Mr. Flanagan's reasonable costs for participating in an outplacement program.

  Other Change-In-Control Provisions. The Company's 1995 Stock Option Plan provides for the acceleration of award vesting upon a change in control (as defined in the plan), unless the Board has decided otherwise prior to the change in control. Similarly, under the Company's 1999 Incentive Compensation Plan, unless the Board decides otherwise prior to the event, a change in control results in accelerated payment of outstanding Awards. The payment level assumes achievement of the maximum performance goal for each Award, but is pro-rated according to the portion of the applicable Performance Period elapsed at the time of acceleration.

Compensation Committee Interlocks and Insider Participation

  No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

Section 16(a) Beneficial Ownership Reporting Compliance

  The Securities and Exchange Commission requires that we disclose any late
Section 16 filings of directors and officers during the last fiscal year. Based solely on our review of reports furnished to the Company and written representations that no other reports were required during the fiscal year ended December 31, 1998, all Section 16 filing requirements were met except for an inadvertent failure by Mr. Bentley to file in a timely manner a Form 4 reflecting the sale of shares by a trust of which his wife is the trustee and his children are the beneficiaries.

  The following Report of the Compensation Committee and the Performance Graph that appears immediately after it shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission under the Securities Act of 1933 or the Securities Exchange Act of 1934 or incorporated by reference in any document so filed.

                       REPORT OF COMPENSATION COMMITTEE

  The Compensation Committee is responsible for administering the Company's incentive plans, including the 1995 Stock Option Plan, the Founding Managers' Incentive Compensation Plan and its successor, the 1999 Incentive Compensation Plan. In addition, the Committee evaluates the performance and compensation levels of the Company's senior executives and considers management succession and related matters. The Committee reviews with the Board the compensation for the Company's executive officers.

Overall Compensation Policies

  The Committee's overriding objective is to structure executive compensation in a way that will assist the Company in achieving its strategic and financial goals, which will ultimately enhance the value of the Company's stock. To this end, the Committee adheres to the following overall compensation policies:

  . Compensation levels should be appropriate to attract, retain and motivate talented executives.

  . A substantial portion of each executive officer's annual compensation should be linked to the Company's overall financial performance.

  . Compensation levels should also motivate each executive officer to achieve goals more closely related to his or her direct responsibilities, and should reward the executive for attaining those objectives.

  . Executive officers should have a strong incentive to advance the Company's long-term strategic and financial goals, and not merely be concerned with its shorter-term financial performance.

  . Recognizing the importance to the Company's success of the unique partnership-like working relationship of Messrs. Cole, Morrice, Gotschall and Holder (the "Founding Managers"), the Committee generally strives to provide them with substantially equal compensation arrangements.

  . The tax implications to the Company and its executive officers of various payments and benefits should be considered in structuring total executive compensation.

  The Committee relies principally on three forms of compensation to pursue these policies: annual salary, annual bonus and stock-based awards.

 Base Salary and Bonus

  Founding Managers. The base level of the Founding Managers' annual salary of $281,600 for 1998 was established under their employment agreements dated January 1, 1997. For 1998, these agreements required that the base salary be least 7.5% greater than the 1997 base salary of $256,000. The Committee had the discretion to increase this amount, but not to decrease it. The Founding Managers' bonus for 1998 of $600,893 was established under the Founding Managers' Incentive Compensation Plan, and was structured as incentive compensation based on the Company's return on equity.

  Patrick Flanagan was appointed as an executive officer of the Company in August 1998. Consequently, his 1998 base salary of $200,000 and bonus of $271,538 were established under his compensation plan as Executive Vice President and Chief Operating Officer of New Century Mortgage Corporation, the Company's main subsidiary.

Stock-Based Compensation

  From time to time the Committee awards to executive officers stock options or restricted stock. Because the value of these awards is directly related to the future value of the Company's Common Stock, the Committee uses them to align the interests of the executive officers with those of the stockholders.

Consideration of Tax Implications

  As one of the factors in its consideration of compensation matters, the Committee takes note of the anticipated tax treatment to the Company and to its executive officers of various payments and benefits. For example, some types of compensation payments and their deductibility (i.e., the spread on exercise of non-qualified options) depend upon the timing of an executive's vesting or exercise of previously granted rights.

  In addition, Internal Revenue Code Section 162(m) affects the deductibility of executive compensation for federal income tax purposes. Generally, it limits the Company's deduction to $1,000,000 per year for compensation (other than certain qualified performance-based compensation) paid to the Company's most highly-compensated executives.

  The Committee has taken several steps in light of these tax considerations. First, bonuses under the Founding Managers' Incentive Compensation Plan have been structured with a view to qualifying as performance-based compensation under Section 162(m). Second, in order to provide the flexibility for future executive bonuses to qualify as performance-based compensation, the Committee guided the design and approval by the Board of the 1999 Incentive Compensation Plan, which is being presented to the Company's stockholders at the 1999 Annual Meeting. Finally, the Committee helped to design and implement the Company's Deferred Compensation Plan, which allows executive officers and other highly-compensated employees to defer cash compensation until later years or until retirement.

1998 Executive Compensation

  Founding Managers. In 1998, the Founding Managers each received an annual base salary of $281,600 under the terms of their employment agreements. In addition, the Founding Managers are entitled to receive additional incentive compensation under the Founding Managers' Incentive Compensation Plan based on the Company's financial performance in 1998. The amounts payable under the Plan are based on a percentage of the Company's earnings before income taxes (without deducting amounts payable under the Plan) ("Earnings"). The specific percentage of Earnings used to determine the incentive pool is based on the ratio (the "Ratio") of Earnings to Total Stockholders' Equity. If the Ratio is at least 25% but less than 50%, the pool is an amount equal to 5% of Earnings in excess of 25% of Total Stockholders Equity (as defined in the Plan). If the Ratio is at least 50%, the incentive pool is an amount equal to the sum of (i) 5% of Earnings in excess of 25% of Total Stockholders' Equity, plus (ii) 2% of Earnings in excess of 50% of Total Stockholders' Equity. Unless the Committee decides otherwise, amounts payable under the Plan are payable in cash up to 200% of the executive's base salary, and in restricted stock for any amount exceeding 200% of the base salary. Based on this formula, and their respective elections, each Founding Manager received or will receive cash payments totaling $600,893 based on the Company's 1998 performance. Mr. Gotschall elected to have his bonus reduced by a nominal amount the Company had paid in 1998 for his automobile lease.

  In July 1998 the Committee granted to Mr. Holder options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $9.53 pursuant to the 1995 Stock Option Plan. The options vest 20% on the first anniversary of the grant date, and 5% on the last day of each succeeding calendar quarter, with the final 5% installment vesting on the fifth anniversary of the grant date.

  Patrick Flanagan. In 1998 Mr. Flanagan received a base salary of $200,000 and earned bonuses totaling $271,538 under his compensation plan as an executive officer of New Century Mortgage Corporation. Separately, the Committee made two option grants to Mr. Flanagan in 1998 under the 1995 Stock Option Plan. In May, Mr. Flanagan received options to purchase 35,000 shares of Common Stock at an exercise price of $10.19. In

September he received options to purchase an additional 20,000 shares of Common Stock at an exercise price of $8.38. Both awards vest 20% on the first anniversary of the grant date, and 5% on the last day of each succeeding calendar quarter, with the final 5% vesting on the fifth anniversary of the grant date.


  Factors Considered. The Committee established the executive officers' salary levels and bonus targets for 1998 and for the coming year based on the Committee's evaluation of the role of the executive officers in the Company's outstanding accomplishments in 1998, including: (i) achieving record revenues and earnings, (ii) guiding the Company successfully through a severe liquidity crisis in the sub-prime mortgage industry and (iii) obtaining the $20 million U.S. Bancorp capital investment and strategic alliance. The Committee has not, in determining the level of compensation to be paid, conducted any formal survey of the salaries paid by other specialty finance companies but has from time to time informally consulted with a firm engaged in hiring and placing of professional managers with specialty finance firms and has reviewed publicly available information.

Conclusion

  The Committee has reviewed each element of compensation for each of the executive officers for 1998. The Committee reported to the Board of Directors that, in the Committee's opinion, the compensation of each executive officer is reasonable in view of the Company's performance and the Committee's subjective evaluation of the contribution of each executive officer to that performance.

February 18, 1999

COMPENSATION COMMITTEE
John C. Bentley
Michael M. Sachs
Frederic J. Forster

                               PERFORMANCE GRAPH

  The graph below shows the Company's total return to stockholders compared to the Nasdaq Stock Market and a Peer Group Index(1) over the period from June 26, 1997 (the date of registration of the Common Stock under Section 12 of the Securities Exchange Act of 1934) to December 31, 1998.

 Comparison of Cumulative Total Return from June 26, 1997 through December 31,
                                    1998(2)



                       [PERFORMANCE GRAPH APPEARS HERE]

                         June 26, 1997 Dec. 31, 1997 June 30, 1998 Dec. 31, 1998
                         ------------- ------------- ------------- -------------
New Century.............      100           75.2          73.4          98.2
Nasdaq Stock Market.....      100          109.5         131.2         151.4
Peer Group..............      100           77.5          77.4          24.9

(1) The Peer Group Index identified by the Company consists of the following publicly traded companies engaged in the business of subprime mortgage banking: Aames Financial Corporation, Delta Financial Corp., Homegold Financial Inc. (formerly known as Emergent Group, Inc.), Long Beach Financial, and United Companies. Delta Funding Corp. was added to the Company's self-selected Peer Group to replace Southern Pacific Funding Corporation, which declared bankruptcy and was delisted in 1998.

(2) Assumes that $100.00 was invested on June 26, 1997 in the Company's Common Stock at the closing sales price of $13.63 per share and at the closing sales price for each index on that date and that all dividends were reinvested. No cash dividends have been declared on the Company's Common Stock. Stockholder returns over the indicated period should not be considered indicative of future stockholder returns.

                                                                      APPENDIX A



                       NEW CENTURY FINANCIAL CORPORATION
                        1999 INCENTIVE COMPENSATION PLAN

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
 1.  Purpose...............................................................  A-1
 2.  Definitions and Terms.................................................  A-1
     2.1.  Accounting Terms...............................................   A-1
     2.2.  Specific Terms.................................................   A-1
 3.  Administration of the Plan............................................  A-4
     3.1.  The Committee..................................................   A-4
     3.2.  Powers of the Committee........................................   A-4
     3.3.  Binding Determinations/Liability Limitation....................   A-4
     3.4.  Reliance on Experts............................................   A-4
     3.5.  Express Authority (and Limitations on Authority) to Change
            Terms and Conditions of Awards; Acceleration or Deferral of
            Payment.......................................................   A-4
 4.  Bonus Provisions......................................................  A-5
     4.1.  Participation..................................................   A-5
     4.2.  Award Agreements...............................................   A-5
     4.3.  Provision for Bonus............................................   A-5
     4.4.  Determination of Performance Measures, Performance Scales......   A-5
     4.5.  Maximum Individual Bonus.......................................   A-5
     4.6.  Adjustments....................................................   A-6
     4.7.  Committee Discretion to Determine Bonuses......................   A-6
     4.8.  Committee Certification........................................   A-6
     4.9.  Time of Payment; Deferred Amounts..............................   A-6
 5.  Restricted Stock......................................................  A-7
     5.1.  General........................................................   A-7
     5.2.  Restricted Stock Grant.........................................   A-7
     5.3.  Pre-Vesting Restraints.........................................   A-7
     5.4.  Dividend and Voting Rights.....................................   A-7
     5.5.  Vesting........................................................   A-8
     5.6.  Share Certificates.............................................   A-8
     5.7.  No Fractional Shares...........................................   A-8
     5.8.  Adjustments....................................................   A-8
 6.  General Provisions....................................................  A-9
     6.1.  Rights of Eligible Persons, Participants and Beneficiaries.....   A-9
     6.2.  Non-Transferability of Benefits and Interests..................   A-9
     6.3.  Consequences of a Change in Control............................   A-9
     6.4.  Effect of Termination of Employment............................  A-10
     6.5.  Compliance with Laws...........................................  A-11
     6.5.  Law to Govern..................................................  A-11
     6.7.  Additional Payment Conditions..................................  A-12
     6.8.  Construction...................................................  A-12
     6.9.  Tax Withholding................................................  A-12
     6.10. Conflicts with Plan............................................  A-12
     6.11. Amendments, Suspension or Termination of Plan..................  A-12
     6.12. Receipt and Release............................................  A-13
     6.13. Effective Date.................................................  A-13

     6.14. Term of the Plan...............................................  A-13
     6.15. Captions.......................................................  A-13
     6.15. Effect of Change of Subsidiary Status..........................  A-13
     6.17. Non-Exclusivity of Plan........................................  A-13
     6.18. No Corporate Action Restriction................................  A-13
     6.19. Other Company Benefit and Compensation Program.................  A-13

                       NEW CENTURY FINANCIAL CORPORATION
                       1999 INCENTIVE COMPENSATION PLAN

I.  Purpose.

    The purpose of this Plan is to promote the success of the Company by providing to participating eligible persons bonus incentives that qualify as performance-based compensation within the meaning of Section 162(m). This Plan provides for payment of incentive compensation and, accordingly, is not intended to be a plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, and shall be administered accordingly.

II. Definitions and Terms.

  A. Accounting Terms. Except as otherwise expressly provided (including, without limitation, as provided in Section 4.6(b)) or the context otherwise requires, financial and accounting terms herein and in Appendix A hereto are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles, as from time to time in effect, as applied and reflected in the consolidated financial statements of the Company, prepared in the ordinary course of business.

  B. Specific Terms. The following words and phrases as used herein shall have the following meanings unless a different meaning is plainly required by the context:

     "Award" means an award, subject to the terms and conditions hereof, under this Plan of a conditional right to receive a Bonus if the applicable Performance Measure(s) is(are) satisfied in the relevant Performance Period.

     "Award Agreement" means a written agreement evidencing the grant of an Award under this Plan that has been authorized by the Committee.

     "Base Salary" means the annualized aggregate base salary of a Participant from the Company and all affiliates of the Company at the time the Participant is granted an Award, exclusive of any commissions or other actual or imputed income from any Company-provided benefits or perquisites, but prior to any reductions for salary deferred pursuant to any deferred compensation plan or for contributions to a plan qualifying under Section 401(k) of the Code or contributions to a cafeteria plan under Section 125 of the Code.

     "Beneficiary" means the person, persons, trust or trusts designated by a Participant or, in the absence of a designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is designated and able to act under the circumstances.

     "Board" means the Board of Directors of the Company.

     "Bonus" means a payment in accordance with Section 4.9 or Section 5.1 or a payment opportunity in respect of an Award under this Plan, as the context requires.

     "Business Criteria" means one or any combination of the criteria set forth on Appendix A hereto.

     "Change in Control" means any of the following:

      (a)consummation of a merger, consolidation, or other reorganization, with or into, or the sale of all or substantially all of the Company's business and/or assets as an entirety to, one or more entities that are not Subsidiaries (a "Business Combination"), unless (i) as a result of the Business Combination at least 50% of the outstanding securities voting generally in the election of directors of the surviving or resulting entity or a parent thereof (the "Successor Entity") immediately after the reorganization are, or will be, owned, directly or indirectly, by stockholders of the Company immediately before the Business Combination; and (ii) no "person" (as such term is defined for purposes of clause (b) below and excluding the Successor Entity) beneficially owns, directly or indirectly, more than 40% of the outstanding shares of the combined voting power of the outstanding voting securities of the Successor Entity, after giving effect to the Business Combination;

      (b)any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 40% of the combined voting power of the Company's then outstanding securities entitled to then vote generally in the election of directors of the Company; or

      (c)during any period not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's stockholders, of each new Board member was approved by a vote of at least two-thirds of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved), but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal or directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board.

    "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" means the committee appointed by the Board to administer this Plan in accordance with Section 162(m) and Section 3.1.

    "Common Stock" means the Common Stock of the Company and such other securities or property as may become the subject of Awards and Restricted Stock grants pursuant to an adjustment made under Section 5.8.

    "Company" means New Century Financial Corporation, a Delaware corporation, and any successor thereto.

    "Disability" means that the Participant is eligible for long-term disability benefits under the Company's long-term disability plan.

    "Eligible Person" means any officer of the Company, a Subsidiary, or any division of the Company or a Subsidiary.

    "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" on any date means:

      (a)if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

      (b)if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information;

      (c)if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or

      (d)if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market
      Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

    "Participant" means an Eligible Person who has been granted an Award under this Plan.

    "Performance Measure(s)" means the specific objective goal or goals (which may be cumulative and/or alternative) that are timely set by the Committee for each Participant and set forth in his or her Award Agreement for the Performance Period in respect of any one or more of the Business Criteria applicable to the Award.

    "Performance Period" means the fiscal year of the Company or other specific period of time established by the Committee with respect to which the Performance Measures applicable to the Award are set by the Committee. A Performance Period shall not be less than three months and shall not exceed 10 years.

    "Performance Scale" means the weights assigned to the Performance Measures and any graduated scale established by the Committee pursuant to Section 4 to indicate the percentage of the Target Incentive that will be payable as a Bonus with respect to the Award.

    "Personal Representative" means the person or persons who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

    "Plan" means this New Century Financial Corporation 1999 Incentive Compensation Plan, as amended from time to time.

    "Restricted Shares" or "Restricted Stock" means shares of Common Stock granted to a Participant under Section 5, subject to payment of such consideration, conditions on vesting, and transfer and other restrictions as are established in or pursuant to this Plan and the related Award Agreement and Restricted Stock Agreement, for so long as such shares remain unvested under the terms of this Plan and the applicable Restricted Stock Agreement.

    "Restricted Stock Agreement" means a written agreement evidencing the terms and conditions of a Restricted Stock grant under this Plan.

    "Retirement" or "Retire" means termination of employment from the Company and its Subsidiaries upon or after attainment of age sixty five
    (65) in accordance with the retirement policies of the Company then in effect.

    "Section 162(m)" means Section 162(m) of the Code, and the regulations promulgated thereunder, all as amended from time to time.

    "Subsidiary" means any corporation or other entity a majority or more of whose outstanding voting stock or voting power is beneficially owned, directly or indirectly, by the Company.

    "Target Incentive" means the amount, expressed as a percentage of Base Salary, established pursuant to Section 4 that a Participant may receive as a Bonus in respect of the Award if the applicable
    Performance Measures are timely met.

    "Termination for Cause" means that the Eligible Person's employment has been terminated by the Company or a Subsidiary because such Eligible Person (i) materially breached his or her employment agreement with the Company, or in the absence of a written agreement, the material terms of his or her employment, (ii) continually failed to substantially perform his or her duties with the Company (other than a failure resulting from the Employee's incapacity due to physical or mental illness), (iii) willfully engaged in conduct which is injurious to the Company, monetarily or otherwise, or (iv) committed a felony.

III.Administration of the Plan.

  A. The Committee. This Plan shall be administered by a Committee, duly authorized by the Board to administer this Plan, which Committee shall consist solely of two or more members of the Board who are "outside directors" within the meaning of Section 162(m) and "Non-Employee Directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

  B. Powers of the Committee. Subject to the express provisions of this Plan, the Committee shall have the sole authority:

     (a)to determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive Awards;

     (b)to grant Awards to Eligible Persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan (including, without limitation, the authority to determine Performance Periods, select the applicable Performance Measure(s), determine the Performance Scale (if any), and establish the Target Incentive);

     (c)to determine the amount of Bonuses, and the time or times at which and the form and manner in which Bonuses will be paid (which may include elective or mandatory deferral alternatives);

     (d)to approve the forms of Awards Agreements and Restricted Stock Agreements (which need not be identical among Participants);

     (e)to construe and interpret this Plan and any agreements (including, without limitation, Award Agreements and Restricted Stock Agreements) defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

     (f)to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

  C. Binding Determinations/Liability Limitation. Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board nor the Committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any Award Agreement or Restricted Stock Agreement), and all such persons shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

  D. Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Company. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

  E. Express Authority (and Limitations on Authority) to Change Terms and Conditions of Awards; Acceleration or Deferral of Payment. Without limiting the Committee's authority under other provisions of this Plan, but subject to any express limitations of this Plan and compliance with
     Section 162(m), the Committee shall have the authority to accelerate a Bonus (after the attainment of the applicable Performance Measure(s)) and to waive restrictive conditions for a Bonus (including any forfeiture conditions, but not Performance Measure(s)), in such circumstances as the Committee deems appropriate. In the case of any acceleration of a Bonus after the attainment of the applicable Performance Measure(s), the amount payable shall be discounted to its present value using an interest rate equal to Moody's Average Corporate Bond Yield (or such other rate of interest which is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)) for the month preceding the month in which such acceleration occurs. Any deferred payment shall be subject to Section 4.9.

IV.Bonus Provisions.

  A. Participation. Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Persons. An Eligible Person who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee so determines. The Committee shall, for each Award, determine the applicable Performance Period, Performance Measure(s), Performance Scale (if any), and the Target Incentive, each of which shall be determined consistent with the other terms of this Plan and Section 162(m) and shall be set forth in the applicable Award Agreement.

  B. Award Agreements. Each Award shall be evidenced by a written Award Agreement, the form of which shall be approved by the Committee, which shall set forth the terms and conditions of that Award. Each Award Agreement shall be signed by a duly authorized officer of the Company and, if required by the Committee, by the recipient of that Award.

  C. Provision for Bonus. Each Participant may receive a Bonus if and only if the Performance Measure(s) established by the Committee for the Award, relative to the applicable Business Criteria, are attained in the applicable Performance Period. Notwithstanding the fact that the Performance Measure(s) have been attained, the Committee may pay a Bonus of less than the amount determined by the formula or standard established pursuant to Section 4.4 or to pay no Bonus at all.

  D. Determination of Performance Measures, Performance Scales.

      (a)Performance Measures. The specific Performance Measure(s) with respect to an Award must be established by the Committee while the performance relating to the Performance Measure(s) remains substantially uncertain within the meaning of Section 162(m) and in no event:

             (i)more than 90 days after the commencement of the applicable Performance Period, and

             (ii)after 25% of the applicable Performance Period has elapsed.

      At the time the Performance Measure(s) for an Award are selected, the Committee shall provide, in terms of an objective formula or standard for the Participant (which may include a Performance Scale), the method of computing the specific amount of the Target Incentive for the Award that will be payable to the Participant as a Bonus if the Performance Measure(s) are attained, subject to Sections 4.3, 4.5, 4.7, and 4.8.

      (b)Performance Scales. The Committee may choose to assign different weights to the importance of any Performance Measure; provided that the total of the relevant weights assigned to all measures shall equal one hundred percent (100%) of the total Target Incentive. The Committee may also establish a graduated scale for each Performance Measure that is established to indicate that percentage of the Target Incentive that will be payable for each level of such measure that is achieved. The Committee may assign values between zero (0%) and two hundred percent (200%), inclusive, relating to the degree of attainment under and over the principal measure (100%).

  E. Maximum Individual Bonus. Notwithstanding any other provision hereof, the maximum aggregate Bonus that may be paid (including amounts paid in Common Stock or converted into Restricted Stock) pursuant to all Awards granted in any calendar year to any one Eligible Person is $5 million. The foregoing limit shall be subject to adjustments consistent with
     Section 3.5.

  F. Adjustments. To preserve the intended incentives and benefits of an Award, the Committee shall (a) adjust Performance Measures or other features of an Award to reflect any material change in corporate capitalization, any material corporate transaction (such as a reorganization, combination, separation, merger, acquisition, or any combination of the foregoing), or any complete or partial liquidation of the Company, (b) calculate Performance Measures without regard for any change in accounting policies or practices affecting the Company and/or the Business Criteria or the Performance Measures, and (c) adjust Business Criteria and Performance Measures or other features of an Award to reflect the effects of any special charges to the Company's earnings; in each case only to the extent consistent with the requirements of
     Section 162(m) to qualify such Award as performance-based compensation. By express provision in an Award Agreement, the Committee may (x) provide that one or more of the adjustments in (a), (b) or (c) above will not be made with respect to the Award, and/or (y) establish such other events or circumstances, consistent with Section 162(m), with respect to which the Committee will make appropriate adjustments to the Award.

  G. Committee Discretion to Determine Bonuses. The Committee has the sole discretion to determine the standard or formula pursuant to which each Participant's Bonus shall be calculated (in accordance with Sections 4.3 and 4.4), whether all or any portion of the amount so calculated will be paid, subject in all cases to the terms, conditions and limits of this Plan and of any other written commitment authorized by the Committee. To this same extent, the Committee may at any time establish additional conditions and terms of an Award or for the payment of Bonuses (including but not limited to the achievement of other financial, strategic or individual goals, which may be objective or subjective) as it may deem desirable in carrying out the purposes of this Plan and may take into account such other factors as it deems appropriate in administering any aspect of this Plan. The Committee may not, however, increase the maximum amount permitted to be paid to any individual under
     Section 4.4 or 4.5 or pay a Bonus under this Plan if the applicable Performance Measure(s) have not been satisfied (subject to Sections 6.1(e) and 6.3).

  H. Committee Certification. No Participant shall receive any payment (including, without limitation, any cash, Common Stock, Restricted Stock, or other payment in accordance with Section 4.9 or Section 5) under this Plan unless the Committee has certified, by resolution or other appropriate action in writing, that the amount thereof has been accurately determined in accordance with the terms, conditions and limits of this Plan and that the Performance Measure(s) (including, if applicable to the Award, the relative level of performance in relation to the Performance Scale) and any other material terms previously established by the Committee or set forth in this Plan or the applicable Award Agreement were in fact satisfied.

  I. Time of Payment; Deferred Amounts. Any Bonuses shall be paid as soon as practicable following the Committee's determinations under this Section 4 and the certification of the Committee's findings under Section 4.8. Payment shall be in cash or Common Stock, as determined by the Committee at the time of payment (or, if the limits in Section 5.1 are reached, the excess shall be paid in Restricted Stock or Common Stock as set forth in Section 5), unless the Committee provides otherwise in the applicable Award Agreement, in which case the Committee may provide for payment in Common Stock, restricted Common Stock, cash or cash equivalent, or any combination thereof. All payments shall be subject to the satisfaction of the terms and conditions of Sections 6.7 and 6.9. Notwithstanding the foregoing but subject to compliance with Section 162(m) and Sections 4.5 and 5.1, the Committee may provide a Participant the opportunity to elect to defer the payment of any Bonus under a nonqualified deferred compensation plan maintained by the Company. In the case of any deferred payment of a Bonus after the attainment of the applicable Performance Measure(s), any amount in excess of the amount otherwise payable shall be based on either Moody's Average Corporate Bond Yield (or such other rate of interest which is deemed to constitute a "reasonable rate of interest" for purposes of Section 162(m)) over the deferral period or the return over the deferral period of one or more predetermined actual investments (including Shares) such that the amount payable at the later date will be based upon actual returns, including any decrease or increase in the value of the investment(s). If the Committee provides for payment in Common Stock, the number of shares of Common Stock to be delivered in respect of a Participant's Bonus shall equal (a) the dollar amount of the Bonus to be paid in such form, divided by (b) the Fair Market Value of a share of Common Stock on the date that cash payment of the Bonus would otherwise be made; provided that no fractional shares of Common Stock shall be issued under this Plan and all fractional share interests shall be disregarded.

V. Restricted Stock.

  A. General. Unless expressly provided otherwise in the applicable Award Agreement, the maximum aggregate Bonus that may be paid under Section
     4.9 pursuant to all Awards granted in any calendar year to any one Eligible Person is 200% of the Eligible Person's Base Salary (as in effect on the date of grant of the Eligible Person's first Award in that year). In the event that the Eligible Person's aggregate Bonus(es) awarded in the calendar year would exceed the limitation described in the preceding sentence, the excess amount shall be paid in the form of Restricted Stock (or, if the Eligible Person is eligible to Retire on the date of payment, in shares of Common Stock) in accordance with this
     Section 5.

  B. Restricted Stock Grant. If all or a portion of a Bonus exceeds the payment limitation set forth in Section 5.1, the portion of the Bonus which exceeds such limit shall be paid in the form of Restricted Shares (or, if the Eligible Person is eligible to Retire on the date of payment, in shares of Common Stock). The grant of such Restricted Shares shall be evidenced by a Restricted Stock Agreement in substantially the form attached hereto as Exhibit B or such other form that the Committee may approve. As a condition to the delivery of any Restricted Shares, the Participant must sign the applicable Restricted Stock Agreement. The number of shares of Restricted Stock (or, if the Participant is eligible to Retire on the date of payment, the number of shares of Common Stock) to be delivered in respect of a Participant's Bonus shall equal (a) the dollar amount of the Bonus that could not be paid in cash due to the limitation contained in Section 5.1, divided by (b) the Fair Market Value of a share of Common Stock on date that cash payment of the Bonus would otherwise be made (the "Grant Date"). Shares of Common Stock delivered to a Retirement-eligible Participant in accordance with the foregoing provisions of this Section 5.2 shall not be subject to the restraints set forth in Section 5.3 and shall be fully (100%) vested on the Grant Date.

  C. Pre-Vesting Restraints. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until the restrictions on such shares have lapsed and the shares have become vested.

  D. Dividend and Voting Rights. Unless otherwise provided by the Committee in the applicable Award Agreement, a Participant receiving Restricted Stock shall be entitled to cash dividend and voting rights for all shares issued even though they are not vested, provided that such rights shall terminate immediately as to any Restricted Shares which cease to be eligible for vesting.

  E. Vesting. Unless otherwise provided by the Committee in the applicable Award Agreement, Restricted Stock granted in connection with a Bonus (to the extent not previously terminated or forfeited) shall vest as set forth below:

       Date on which Restricted Stock              Number of shares as
       vests (the "Vesting Date")                  to which vesting occurs
       ------------------------------              ----------------------------
       One year after the applicable Grant Date    One-third (1/3) of the total
                                                   number of Restricted Shares
                                                   granted in respect of the
                                                   Bonus.

       Two years after the applicable Grant Date   One-third (1/3) of the total
                                                   number of Restricted Shares
                                                   granted in respect of the
                                                   Bonus.

       Three years after the applicable Grant Date One-third (1/3) of the total number of Restricted Shares
                                                   granted in respect of the
                                                   Bonus.

     Notwithstanding the foregoing, Restricted Stock (to the extent not previously terminated or forfeited) granted in connection with a Bonus shall vest on the date that the Participant is eligible to Retire.

  F. Share Certificates. Certificates representing Restricted Stock shall be imprinted with a legend to the effect that neither the shares represented thereby nor any interest therein may be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the period that such shares are nontransferable or remain subject to a risk of forfeiture.

  G. No Fractional Shares. No fractional shares of Restricted Stock shall be issued under this Plan and all such fractions shall be disregarded.

  H. Adjustments. Upon or in contemplation of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution ("spin-off") in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; or a sale of all or substantially all the assets of the Company as an entirety ("asset sale"); then the Committee shall, in such manner, to such extent (if any) and at such time as it deems appropriate and equitable in the circumstances:

     (a)in any of such events, proportionately adjust any or all of (i) the type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards, (ii) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (iii) the purchase price of Restricted Shares, and/or (iv) the securities, cash or other property deliverable upon payment of any outstanding Awards; or

     (b)in the case of a reclassification, recapitalization, merger, consolidation, combination, or other reorganization, spin off or asset sale, make provision for a cash payment or for the substitution or exchange of any or all Restricted Shares, based upon the distribution or consideration payable to holders of the Common Stock upon or in respect of such event.

     In any of such events, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the underlying shares in the same manner as is or will be available to stockholders generally.

VI.General Provisions.

  A. Rights of Eligible Persons, Participants and Beneficiaries

      (a)Employment Status. Status as an Eligible Person shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Person or to Eligible Persons generally.

      (b) No Employment Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement or Restricted Stock Agreement) shall confer upon any Eligible Person or Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an employee's status as an employee at will, nor shall interfere in any way with the right of the Company to change a person's compensation or other benefits, or to terminate his or her employment or other service, with or without cause. Nothing in this Section 6.1(b), however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an Award Agreement or Restricted Stock Agreement.

      (c)Plan Not Funded. Awards payable under this Plan shall be payable from the general assets of the Company and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

      (d)Privileges of Stock Ownership. Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the Participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

  B. Non-Transferability of Benefits and Interests. Except as expressly provided by the Committee in accordance with the provisions of Section 162(m): (a) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; and (b) amounts payable in respect of an Award shall be delivered only to (or for the account of) the Participant. The forgoing transfer restrictions in this Section 6.2 shall not apply to:

      (a)transfers to the Company;

      (b)the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to the Participant's Beneficiary; or

      (c)if the Participant has suffered a disability, permitted transfers to the Participant's Personal Representative.

  C. Consequences of a Change in Control.

      (a)Acceleration. Unless prior to a Change in Control the Committee determines that, upon its occurrence, benefits under any or all Awards shall not be accelerated or determines that only certain or limited benefits under any or all Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such event for such acceleration, then upon the occurrence of a Change in Control:

              (i)Restricted Stock shall immediately vest free of restrictions, and

              (ii)each Award shall become payable to the Participant in accordance with Section 6.3(b) and shall, subject to such payment, terminate.

    The Committee may override the limitations on acceleration in this
    Section 6.3(a) by express provision in the Award Agreement and may accord any Eligible Person a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable legal requirements. The Committee may deem an acceleration to occur immediately prior to the applicable event.

    Any discretion with respect to these events shall be limited to the extent required by applicable accounting requirements in the case of a transaction intended to be accounted for as a pooling of interests transaction.

      (b)Acceleration Payout. Payment for early termination of an outstanding Award in accordance with Section 6.3(a) shall equal (i) the maximum Bonus that would be paid with respect to such Award if all Performance Measures had been achieved, divided by (ii) a fraction the numerator of which shall equal the number of days in the Performance Period occurring prior to the Change in Control (or such later date as may be determined by the Board or the Committee) and the denominator of which shall equal the total number of days in that Performance Period.

      (c)No Parachute Payments. Notwithstanding anything else in this
      Section 6.3 to the contrary, in no event shall the payment of an Award or the vesting of Restricted Stock be accelerated under this Plan to an extent or in a manner which would not be fully deductible by the Company for federal income tax purposes because of Section 280G of the Code, nor shall any payment or vesting hereunder be accelerated if any portion of such accelerated payment or vesting would not be deductible by the Company because of Section 280G of the Code. If a holder would be entitled to benefits or payments hereunder and under any other plan or program which would constitute "parachute payments" as defined in Section 280G of the Code, then the holder may by written notice to the Company designate the order in which such parachute payments shall be reduced or modified so that the Company is not denied federal income tax deductions for any "parachute payments" because of Section 280G of the Code. Notwithstanding the foregoing, an employment or other agreement with the Participant may expressly provide for benefits in excess of amounts determined by applying the foregoing Section 280G limitations.

  D. Effect of Termination of Employment.

      (a)General. Unless otherwise provided by the Committee in the applicable Award Agreement, if a Participant ceases to be an employee of the Company or a Subsidiary for any reason (other than due to the Participant's death, Total Disability, or Retirement):


              (i)the Participant's outstanding Award(s) for the Performance Period(s) in which the Participant's termination occurs shall terminate and the Participant shall have no further rights with respect thereto, and


              (ii)the Restricted Shares previously delivered or then deliverable to the Participant, to the extent not vested as of the date of the Participant's termination, shall be forfeited to the Company and the Participant shall have no further rights with respect thereto.

      (b)Death, Disability, Retirement. Unless otherwise provided by the Committee in the applicable Award Agreement, if a Participant terminates employment with the Company or a Subsidiary due to his or her death, Total Disability, or Retirement:

              (i)the Restricted Shares then held by or deliverable to the Participant (and not previously terminated or forfeited) shall become immediately vested and all restrictions imposed on such shares shall thereupon lapse; and

              (ii)the Participant shall be entitled to a pro-rata portion, determined in accordance with the next sentence, of his or her Awards outstanding on the date of his or her termination of employment. The pro-rata portion shall equal the amount of the Bonus that would have been payable for the full Performance Period of the Award had the Participant not terminated employment, multiplied by a fraction the numerator of which shall equal the number of days in the Performance Period that the Participant was an employee of the Company or a Subsidiary and the denominator of which shall equal the number of days in the Performance Period. Payment shall be made in a cash lump sum (notwithstanding Section 5.1) at the time provided in Section 4.9.

      (c)Termination for Cause. If a Participant is employed on the last day of the applicable Performance Period but his or her employment is Terminated for Cause prior to the date that the Bonus for such Performance Period is actually paid to such Participant pursuant to
      Section 4.9 (or credited as a deferral pursuant to such section in lieu of actual payment at that time, or paid in shares of Common Stock or Restricted Stock if Section 5 is applicable), the Participant's Award and any Bonus that is then or may become payable in respect of the Award to the Participant shall be forfeited and the Participant shall have no further rights with respect thereto.

      (d)Events Not Deemed a Termination of Employment. Unless Company policy or the Committee otherwise provides, the employment or service relationship shall not be considered terminated in the case of (x) sick leave, (y) military leave, or (z) any other leave of absence authorized by the Company or the Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days.

      (e)Independent Contractual Rights. The foregoing provisions of this
      Section 6.4 are subject to any express bonus payment rights that a Participant may have with respect to his or her termination of employment under a written contract with the Company in effect on the grant date of the Award to the extent such payment rights do not frustrate the qualification of the Award and any related Bonus, in the absence of a termination of employment, as performance-based compensation under Section 162(m).

  E. Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, and the payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. In addition, any securities delivered under this Plan may be subject to any special restrictions that the Committee may require to preserve a pooling of interests under generally accepted accounting principles. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as the Committee may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements as a condition of the delivery of such security by the Company.

  F. Law to Govern. All questions pertaining to the construction, regulation, validity and effect of the provisions of this Plan and/or Award Agreements or Restricted Stock Agreements shall be determined in accordance with the laws of the State of Delaware.

  G. Additional Payment Conditions. Notwithstanding anything else contained herein to the contrary, in the event that the payment of a Participant's benefits under this Plan would cause the Company to violate any covenant contained in any agreement entered into by the Company with a third-party, or in the event that the Company is in violation of any third party financial covenant, the payment of benefits under this Plan shall be deferred (with interest or other earnings in accordance with Section 4.9) until such time as the Company would remain in compliance with such non-financial covenants, or be in compliance with such financial covenants, after such benefits are paid.

  H. Construction. It is the intent of the Company that (except with respect to the accelerated payment of Awards pursuant to Section 6.3 in connection with a Change in Control and any payment in respect of a Participant's express written contract rights in accordance with Section 6.4(e)) this Plan, Awards, and Bonuses paid hereunder will qualify as performance-based compensation or will otherwise be exempt from deductibility limitations under Section 162(m). Any provision, application or interpretation of this Plan inconsistent with this intent to satisfy the standards in Section 162(m) shall be avoided.

     Further, it is the intent of the Company that transactions involving this Plan, Awards, Bonuses, and Restricted Stock, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, satisfy to the extent feasible the requirements for applicable exemptions under Rule 16 promulgated under the Exchange Act so that such persons (unless they otherwise agree) will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subject to avoidable liability thereunder.

  I. Tax Withholding. Upon any payment of any Award or upon the vesting of Restricted Shares (or, if a Code Section 83(b) election is made by the recipient of the Restricted Shares, in connection with such election), the Company shall have the right at its option to:

      (a)require the Participant (or Personal Representative or
      Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company or any Subsidiary may be required to withhold with respect to such event or payment; or

      (b)deduct from any amount payable in cash the amount of any taxes which the Company or any Subsidiary may be required to withhold with respect to such cash payment.

     In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may in its sole discretion (subject to Section 6.5) grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Company reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their Fair Market Value, to satisfy such withholding obligation, determined in each case as of the trading day next preceding the applicable date of exercise, vesting or payment.

  J. Conflicts with Plan. In the event of any inconsistency or conflict between the terms of this Plan, any summary and/or any Award Agreement or Restricted Stock Agreement, the terms of this Plan shall govern.

  K. Amendments, Suspension or Termination of Plan. The Board or the Committee may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part, or, consistent with
     Section 162(m), amend any outstanding Award. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards and Restricted Stock then outstanding in accordance with the terms of this Plan. Notwithstanding the foregoing, no amendment may be effective without Board and/or stockholder approval if such approval is necessary to comply with the applicable rules of Section 162(m) or applicable law. No amendment, suspension or termination of this Plan or change of or affecting any outstanding Award or Restricted Stock grant shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award or Restricted Stock grant under this Plan prior to the effective date of such change. Changes contemplated by Section 4.6 or Section 5.8 shall not be deemed to constitute changes or amendments for purposes of this
     Section 6.11.

  L. Receipt and Release. Any payment of a Bonus under Section 4.9 or Section
     5.1 to a Participant or the Participant's Beneficiary in accordance with the provisions of this Plan shall, to the extent thereof, be in full satisfaction of all claims against the Board and the Company.

  M. Effective Date. This Plan is effective upon the date of its adoption by the Board (the "Effective Date"); subject, however, to the approval of the Company's stockholders within 12 months thereafter. Any Award granted under this Plan prior to the date of such stockholder approval shall be, and hereby is, specifically conditioned upon such stockholder approval.

  N. Term of the Plan. No Award will be granted under this Plan on or after the fifth (5th) anniversary of the Effective Date (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award granted prior to the termination date may extend beyond such date, and all authority of the Committee with respect to Awards hereunder, including the authority to amend an Award Agreement or Restricted Stock Agreement, shall continue during any suspension of this Plan and in respect of Awards and Restricted Stock outstanding on the termination date.

  O. Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

  P. Effect of Change of Subsidiary Status. For purposes of this Plan and any Award or Restricted Stock grant hereunder, if an entity ceases to be a Subsidiary, a termination of employment and service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Company.

  Q. Non-Exclusivity of Plan. Subject to compliance with Section 162(m), nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock and/or Bonus Criteria or Performance Measures, under any other plan or authority.

  R. No Corporate Action Restriction. The existence of this Plan, the Award Agreements, Restricted Stock Agreements, and the Awards and Restricted Stock granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Company to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, amalgamation, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, Beneficiary or any other person shall have any claim under any Award, Award Agreement, or Restricted Stock Agreement against any member of the Board or the Committee, or the Company or any employees, officers or agents of the Company or any Subsidiary, as a result of any such action.

  S. Other Company Benefit and Compensation Program. Payments and other benefits received by a Participant under an Award made pursuant to this Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary, except where the Committee or the Board expressly otherwise provides or authorizes in writing.

                                  APPENDIX A

                               BUSINESS CRITERIA

  The Business Criteria shall mean any one or a combination of the following, in each case Subject to Section 2.1 of the Plan. The Business Criteria applicable to an Award may be established with respect to the Company or any applicable Subsidiary, division, segment, or unit (as applicable, the "Entity").

  Before-Tax Net Income. "Before-Tax Net Income" means net income from operations before reduction for income taxes with the following adjustments:
(a) benefits payable under the Company's employee incentive compensation plans for the Performance Period to employees of the Entity (other than employees who participate in the Plan for that Performance Period) shall be deducted, but any benefits payable under the Plan shall not be deducted; and (b) any income or loss derived from discontinued operations shall be excluded (unless the Committee expressly provides in the applicable Award Agreement that such income or loss shall not be excluded with respect to the related Award).

  Cash Flow. "Cash Flow" means cash and cash equivalents derived from either:
(a) net cash flow from operations, or (b) net cash flow from operations, financings and investing activities, as determined by the Committee at the time of grant and set forth in the applicable Award Agreement.

  Corporate Overhead Costs. "Corporate Overhead Costs" means an Entity's allocable share of the Company's corporate overhead shared services including human resources, accounting, legal and compliance services.

  Delinquency Rates. "Delinquency Rates" means the percentage of borrowers whose loans are serviced by Company who have not made a payment on or before its due date.

  Earnings Per Share. "Earnings Per Share" means earnings per share of Common Stock on a fully diluted basis (giving effect to the dilutive effects of stock options, restricted stock, and other dilutive instruments) determined by dividing: (a) net earnings, less dividends on any preferred stock of the Company, by (b) the weighted average number of common shares and common share equivalents outstanding.

  Employees. "Employees" means the Entity's aggregate number of employees, or the number performing a specific function (such as loan officers, account executives, telemarketers, etc.)

  Gain on Sale of Loans. "Gain on Sale of Loans" means the total gain recognized on loans sold through whole loan transactions or through securitizations, net of premiums paid to acquire such loans and net of expenses associated with the sale of such loans.

  Liquidity Management. "Liquidity Management" means the Company's cash and borrowing capacity under its credit commitments.

  Loan Losses. "Loan Losses" means sales of loans for less than the loan amount or sales of REOs for less than the loan amount at the time of foreclosure plus expenses and other advances in maintaining and selling the REO.
  Loan Production Volume. "Loan Production Volume" means the aggregate volume of loans funded during any given period or the volume of a type or category of loans funded during any given period, as specified by the Committee in the Award Agreement.

  Loan Quality. "Loan Quality" means the number of loans originated in accordance with the Company's underwriting policies and procedures and is measured as loans sold, either individually, through bulk sales transactions, or through securitizations, at a premium price as a percentage of total loans sold.

  Origination Expenses. "Origination Expenses" means the aggregate points and fees paid to mortgage brokers or correspondents, commission expenses and other direct origination-related expenses paid by an Entity in connection with loan originations over a specified period.

  Origination Revenues. "Origination Revenues" means the aggregate points and fees and other revenues received by an Entity from borrowers in connection with loan originations over a specified period.

  Residual Performance. "Residual Performance" means the performance of residual interests in the Company's loan securitization transactions as compared with the projected performance used by the Company in recording the book value of the residual interests.

  Return on Equity. "Return on Equity" means consolidated net income of the Company (less any preferred dividends), divided by the average consolidated common stockholders equity.

  Total Stockholders' Equity. "Total Stockholders' Equity" means the Company's total stockholders' equity as shown on the Company's audited financial statements as of the first day of a Performance Period, increased for equity issued during the Performance Period in the manner described in the next sentence. The amount of such increase shall be equal to the amount of equity issues during the Performance Period multiplied by a fraction, the numerator of which is the number of days remaining in the Performance Period and the denominator of which is the total number of days is 365.

  Total Stockholder Return. "Total Stockholder Return" means, with respect to the Company or other entities (if measured on a relative basis): (a) the change in the market price of its common stock (as quoted on the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (b) the beginning quoted market price for the common stock, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

  Stock Price. "Stock Price" means the stock price or market value of the Common Stock of the Company.

                                  APPENDIX B
                      FORM OF RESTRICTED STOCK AGREEMENT

                       NEW CENTURY FINANCIAL CORPORATION
                       1999 INCENTIVE COMPENSATION PLAN
                          RESTRICTED STOCK AGREEMENT

  THIS RESTRICTED STOCK AGREEMENT (this "Agreement") is dated as of the    day
of           ,     , by and between NEW CENTURY FINANCIAL CORPORATION, a
Delaware corporation (the "Company") and
(the "Participant").

                              W I T N E S S E T H

  WHEREAS, the Company maintains the New Century Financial Corporation 1999 Incentive Compensation Plan (the "Plan");

  WHEREAS, the "Committee" duly appointed and acting under the Plan has determined that the Participant is entitled to a "Bonus" under the Plan for
the performance period ending                ,        and that, in accordance
with Section 5 of the Plan, all or a portion of such Bonus is to be paid in the form of "Restricted Stock" (as such terms are defined in the Plan);

  WHEREAS, the Committee desires to grant Restricted Stock to the Participant in respect of such Bonus upon the terms and conditions set forth herein and in the Plan;

  NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and the mutual benefits to be derived herefrom, the parties hereto agree as follows:

1. Restricted Stock Grant.

  (a) Subject to the terms of this Agreement, the Company hereby grants to
  the Participant a grant of an aggregate of           shares (subject to
  adjustment in accordance with Section 5.8 of the Plan) of Restricted Stock (the "Restricted Shares"). Any additional shares attributable to the Restricted Shares received by the Participant as a result of any stock dividend, recapitalization, merger, reorganization or similar event described in Section 5.8 of the Plan shall also be deemed restricted stock subject to the terms and conditions of this Agreement. For purposes of
  vesting, the "Grant Date" of the Restricted Shares is           ,     .

  (b) The Company shall issue a certificate or certificates in respect of the Restricted Shares, registered in the name of the Participant, which certificate(s) shall be held by the Company or with a third party designated by the Committee until such time as the shares vest. Such certificates shall be legended in accordance with Section 5.6 of the Plan.

  (c) The Participant shall execute a stock power or stock powers, in blank, with respect to such certificate(s) and shall deliver the same to the Company. The Participant, by execution of this Agreement, hereby appoints the Company and each of its authorized representatives as the Participant's attorney(s)-in-fact to effect any transfer of such shares to the Company as may be required pursuant to the Plan or this Agreement and to execute such documents as the Company or such representatives deem necessary or advisable in connection with any such transfer.
  (d) The Participant shall have voting and dividend rights with respect to the Restricted Shares as provided in Section 5.4 of the Plan.

2. Restrictions on Transfer.

  Prior to the date that they become vested, the Restricted Shares may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily. The Participant shall, upon the Company's request, provide further assurances and documents as the Committee, in its sole discretion, may require to enforce such restrictions.

3. Vesting; Lapse of Restrictions.

  The Restricted Shares shall vest in accordance with Section 5.5 of the Plan. Promptly after each applicable vesting date and satisfaction of all other applicable restrictions, a certificate or certificates evidencing the number of shares of Common Stock as to which the restrictions have lapsed on such date (after any applicable reduction in the number of shares pursuant to Section 6.9 of the Plan) shall be delivered to the Participant; provided, that the Participant shall have delivered to the Company any written statements required pursuant to Section 6.5 of the Plan and all withholding taxes required pursuant to Section 6.9 of the Plan have been paid or otherwise provided for.

4. Forfeiture Upon Termination of Service.

  The Restricted Shares shall be subject to forfeiture as provided in Section
6.4 of the Plan. Upon any forfeiture of the Restricted Shares, the Participant, or the Participant's Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the forfeited portion of the Restricted Shares, without payment of any consideration by the Company for such transfer. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, such nonvested portion of the Restricted Shares shall be deemed transferred automatically to the Company on the date of termination of employment.

5. Terms of Plan Govern.

  The grant of the Restricted Shares and this Restricted Stock Agreement are subject to, and the Company and the Participant agree to be bound by, all of the terms and conditions of the Plan. Capitalized terms not otherwise defined herein are defined in the Plan. The Participant acknowledges receipt of a copy of the Plan, which is incorporated herein by this reference. The rights of the Participant are subject to limitations, adjustments and modifications in certain circumstances and upon the occurrence of certain conditions as set forth herein and in the Plan.

  IN WITNESS WHEREOF, the Company has caused this Restricted Stock Agreement to be executed on its behalf by a duly authorized officer and the Participant has hereunto set his or her hand as of the date and year first above written.

                                     NEW CENTURY FINANCIAL CORPORATION

                                     By:
                                        ---------------------------------------
                                     Its:
                                         --------------------------------------


                                     PARTICIPANT

                                     ------------------------------------------
                                     (Signature)

                                     ------------------------------------------
                                     (Print Name)

                                     ------------------------------------------
                                     (Address)

                                     ------------------------------------------
                                     (City, State, Zip Code)

                                     ------------------------------------------
                                     (Social Security Number)


                               CONSENT OF SPOUSE

  In consideration of the execution of the foregoing Restricted Stock
Agreement by New Century Financial Corporation, I,                     , the
spouse of Participant therein named, do hereby join with my spouse in executing the foregoing Restricted Stock Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.


------------------------------------------            ---------------------
(Signature of Spouse)                                 (Date)


------------------------------------------
(Print Name)

                                                                      APPENDIX B






                       NEW CENTURY FINANCIAL CORPORATION

                            1995 STOCK OPTION PLAN

                      (Amended and Restated May 30, 1997)

      Composite Plan document reflecting the First Amendment to the Plan, adopted March 19, 1998 and approved by shareholders May 18, 1998.

                               TABLE OF CONTENTS

                                                                                Page
                                                                                ----
I.   THE PLAN..................................................................    1
     1.1  Purpose..............................................................    1
     1.2  Administration.......................................................    1
     1.3  Participation........................................................    2
     1.4  Shares Available Under the Plan......................................    2
     1.5  Grant of Awards......................................................    3
     1.6  Exercise of Awards...................................................    3
     1.7  No Transferability; Limited Exception to Transfer Restrictions.......    3
II.  OPTIONS...................................................................    4
     2.1  Grants...............................................................    4
     2.2  Option Price.........................................................    4
     2.3  Option Period........................................................    5
     2.4  Exercise of Options..................................................    5
     2.5  Limitations on Grant of Incentive Stock Options......................    6
     2.6  Non-Employee Director Awards.........................................    6
III. STOCK APPRECIATION RIGHTS.................................................    8
     3.1  Grants...............................................................    8
     3.2  Exercise of Stock Appreciation Rights................................    9
     3.3  Payment..............................................................    9
IV.  RESTRICTED STOCK AWARDS...................................................   10
     4.1  Grants...............................................................   10
     4.2  Restrictions.........................................................   10
V.   PERFORMANCE SHARE AWARDS..................................................   11
     5.1  Grants of Performance Share Awards...................................   11
     5.2  Grants of Performance-Based Share Awards.............................   11
VI.  OTHER PROVISIONS..........................................................   13
     6.1  Rights of Eligible Employees, Participants and Beneficiaries.........   13
     6.2  Adjustments Upon Changes in Capitalization...........................   14
     6.3  Termination of Employment............................................   15
     6.4  Acceleration of Awards...............................................   17
     6.5  Government Regulations...............................................   17
     6.6  Tax Withholding......................................................   18
     6.7  Amendment, Termination and Suspension................................   18
     6.8  Privileges of Stock Ownership........................................   19
     6.9  Effective Date of the Plan...........................................   19
     6.10 Term of the Plan.....................................................   19
     6.11 Governing Law........................................................   20
     6.12 Plan Construction....................................................   20
     6.13 Non-Exclusivity of Plan..............................................   20
VII. DEFINITIONS...............................................................   20
     7.1  Definitions..........................................................   20

                       NEW CENTURY FINANCIAL CORPORATION
                            1995 STOCK OPTION PLAN
                      (Amended and Restated May 30, 1997)

I.  THE PLAN

  1.1  Purpose.
       -------

  The purpose of this Plan is to promote the success of the Company by providing an additional means to attract, motivate and retain key personnel, consultants, advisors and knowledgeable directors through the grant of Options and other Awards that provide added long term incentives for high levels of performance and for significant efforts to improve the financial performance of the Company. Capitalized terms are defined in Article VII.

  1.2  Administration.
       --------------

   (a) This Plan shall be administered by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or the unanimous written consent of its members. In the event action by the Committee is taken by written consent, the action shall be deemed to have been taken at the time specified in the consent or, if none is specified, at the time of the last signature. The Committee may delegate administrative functions to individuals who are officers or employees of the Company.

   (b) Subject to the express provisions of this Plan, the Committee shall have the authority to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, to further define the terms used in this Plan, to prescribe, amend and rescind rules and regulations relating to the administration of this Plan, to determine the duration and purposes of leaves of absence which may be granted to Participants without constituting a termination of their employment or consulting services for purposes of this Plan, to accelerate or extend the exercisability or extend the term of any or all outstanding Awards within the maximum term of such Awards required by Section 2.3 or applicable law, and to make all other determinations necessary or advisable for the administration of this Plan. The determination of the Committee on any of the foregoing matters shall be conclusive.

   (c) Any action taken by, or inaction of, the Company, any Subsidiary, the Board or the Committee relating to this Plan shall be within the absolute discretion of that entity or body. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or inaction.

   (d) In making any determination or in taking or not taking any action under this Plan, the Company, any Subsidiary, the Board or the Committee may obtain and rely upon the advice of experts, including professional advisors to the Company. No member of the Board or Committee, or officer of the Company or any Subsidiary, shall be liable for any such action or determination made or omitted.

   (e) Subject to the requirements of Section 7.1(h), the Board, at any time it so desires, may increase or decrease the number of members of the Committee, may remove from membership on the Committee all or any portion of its members, and may appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

  1.3  Participation.
       -------------

  Awards may be granted only to Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Except as provided in Section 2.6 below, members of the Board who are not officers or employees of the Company shall not be eligible to receive Awards.

  1.4  Shares Available Under the Plan
       -------------------------------

  Subject to the provisions of Section 6.2, the capital stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The aggregate maximum number of shares of Common Stock that may be issued or transferred pursuant to Awards (including Incentive Stock Options) granted under this Plan shall not exceed 2,500,000 shares. The maximum number of shares of Common Stock that may be delivered pursuant to options qualified as Incentive Stock Options granted under the Plan is 2,500,000 shares. The maximum number of shares that may be subject to Options and Stock Appreciation Rights that are granted during any calendar year to any individual shall not exceed 500,000 shares. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this Section 1.4 and Section 6.2. If any Option and any related Stock Appreciation Right shall lapse or be cancelled or terminate without having been exercised in full, or any

Common Stock subject to a Restricted Stock Award shall not vest or any Common Stock subject to a Performance Share Award shall not have been transferred, the unpurchased, unvested or nontransferred shares subject thereto shall again be available for purposes of this Plan.

  1.5  Grant of Awards.
       ---------------

  Subject to the express provisions of this Plan, the Committee shall determine from the class of Eligible Employees those individuals to whom Awards under this Plan shall be granted, the terms of Awards (which need not be identical) and the number of shares of Common Stock subject to each Award. Each Award shall be subject to the terms and conditions set forth in this Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of this Plan. The grant of an Award is made on the Award Date.

  1.6  Exercise of Awards.
       ------------------

  An Option or Stock Appreciation Right shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Participant, together with payment of the purchase price made in accordance with
Section 2.2(a), except to the extent payment may be permitted to be made following delivery of written notice of exercise in accordance with Section 2.2(b). Notwithstanding any other provision of this Plan, the Committee may impose, by rule and in Awards Agreements, such conditions upon the exercise of Awards (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements.

  1.7  No Transferability; Limited Exception to Transfer Restrictions.
       --------------------------------------------------------------

   (a) Unless otherwise expressly provided below (or pursuant to) this Section 1.7, by applicable law and by the Award Agreement, as the same may be amended,
(i) all Awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; Awards shall be exercised only by the Participant; and (ii) amounts payable or shares issuable pursuant to an Award shall be delivered only to (or for the account of) the Participant.

   (b) The Committee may permit Awards to be exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's immediate family and/or charitable institutions, or to such other persons or entities as may be approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes on a gratuitous or donative basis and without consideration (other than minimal consideration). Notwithstanding the foregoing, Incentive Stock Options and Restricted Stock Awards shall be subject to any and all additional transfer restrictions under the Code.

   (c) The exercise and transfer restrictions in Section 1.7(a) shall not apply to:

       (i)  transfers to the Company;

       (ii) the designation of a beneficiary to receive benefits in the event of the Participant's death or, if the Participant has died, transfers to or exercise by the Participant's beneficiary, or in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution;

       (iii) transfers pursuant to a QDRO order if approved or ratified by the Committee;

       (iv) if the Participant has suffered a Total Disability, permitted transfers or exercises on behalf of the Participant by his legal representative;

       (v) the authorization by the Committee of "cashless exercise" procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of Awards consistent with applicable laws and the express authorization of the Committee.

II.  OPTIONS.

  2.1  Grants.
       ------

  One or more Options may be granted to any Eligible Employee. Each Option so granted shall be designated by the Committee as either a Nonqualified Stock Option or an Incentive Stock Option; provided, however, that consultants or advisors may not be granted Incentive Stock Options under the Plan.

  2.2  Option Price.
       ------------

   (a) The purchase price per share of Common Stock covered by each Option shall be determined by the Committee, but in the case of Incentive Stock Options shall not be less than

100% (110% in the case of a Participant who owns more than 10% of the total combined voting power of all classes of stock of the Company) of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. The purchase price of any shares purchased shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by check payable to the order of the Company, (ii) if authorized by the Committee or specified in the Option being exercised, by a promissory note made by the Participant in favor of the Company, upon the terms and conditions determined by the Committee, and secured by the Common Stock issuable upon exercise in compliance with applicable law (including, without limitation, state corporate law and federal margin requirements) or (iii) if authorized by the Committee or specified in the Option being exercised, by shares of Common Stock of the Company already owned by the Participant; provided, however, that any shares delivered which were initially acquired upon exercise of a stock option must have been owned by the Participant at least six months as of the date of delivery. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

   (b) In addition to the payment methods described in subsection (a), the Option may provide that the Option can be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a bank or broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and, unless otherwise allowed by the Committee, any applicable tax withholding under Section
6.6. The Company shall not be obligated to deliver certificates for the shares unless and until it receives full payment of the exercise price therefor.

  2.3  Option Period.
       -------------

  Each Option and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than 10 years after the Award Date, and shall be subject to earlier termination as hereinafter provided.

  2.4  Exercise of Options.
       -------------------

   (a) Subject to Sections 6.2 and 6.4, an Option may become exercisable or vest, in whole or in part, on the date or dates specified in the Award Agreement and thereafter shall remain exercisable until the expiration or earlier termination of the Option. An Option may be exercisable or vest on the Award Date.

   (b) The Committee may, at any time after grant of the Option and from time to time, increase the number of shares exercisable at any time so long as the total number of shares subject to the Option is not increased. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 10 shares of Common Stock may be purchased at one time unless the number purchased is the total number at the time available for purchase under the terms of the Option.

  2.5  Limitations on Grant of Incentive Stock Options.
       -----------------------------------------------

   (a) To the extent that the aggregate fair market value of stock with respect to which incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company, such options shall be treated as nonqualified stock options. For purposes of determining whether the $100,000 limit is exceeded, the fair market value of stock subject to options shall be determined as of the date the options are awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Company may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

   (b) There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

   (c) No Incentive Stock Option may be granted to any person who, at the time the Incentive Stock Option is granted, owns shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

  2.6  Non-Employee Director Awards.
       ----------------------------

   (a) Participation.  Awards under this Section 2.6 shall be made only to
       -------------
Non-Employee Directors.

   (b) Option Grants.  Each Non-Employee Director who is elected to the Board
       -------------
in May 1997 shall be granted a Nonqualified Stock Option (the Award Date of which shall be the date of such annual meeting) to purchase 15,000 shares of Common Stock. Subsequent to such election, upon an individual's initial election to the Board as a Non-Employee Director (or initial appointment to the Board as a Non-Employee Director), such Non-Employee Director shall be granted a Nonqualified Stock Option (the Award Date of which shall be the date of such election or appointment) to purchase 15,000 shares of Common Stock.

   (c) Option Price.  The purchase price per share of the Common Stock covered
       ------------
by each Option granted pursuant to this Section 2.6 shall be one hundred percent of the Fair Market Value of the Common Stock on the Award Date. The purchase price of any shares purchased shall be paid in full at the time of each purchase in cash or by check or in shares of Common Stock valued at their Fair Market Value on the business day next preceding the date of exercise of the Option, or partly in such shares and partly in cash.

   (d) Option Period.  Each Option granted under this Section 2.6 and all
       -------------
rights or obligations thereunder shall expire on the tenth anniversary of the Award Date and shall be subject to earlier termination as provided below.

   (e) Exercise of Options.  Except as otherwise provided in the applicable
       -------------------
Award Agreement and Sections 2.6(f) and 2.6(g), each Option granted under this
Section 2.6 shall become exercisable according to the following schedule: (i) one-third of the total number of shares subject to the Option shall become exercisable on the first anniversary of the Award Date, (ii) an additional one-third of the total number of shares subject to the Option shall become exercisable on the second anniversary of the Award Date, and (iii) the remaining number of shares subject to the Option shall become exercisable on the third anniversary of the Award Date. Notwithstanding the foregoing, the vesting and exercisability of Options granted to Non-Employee Directors prior to May 24, 1997 shall be governed by the terms of this Section 2.6(e) as it existed prior to such date.

   (f) Termination of Directorship.  If a Non-Employee Director Participant's
       ---------------------------
services as a member of the Board terminate, each Option granted pursuant to
Section 2.6(b) hereof held by such Non-Employee Director Participant which is not then exercisable shall terminate; provided, however, that if a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, either the Board or the Committee may, in its discretion, consider to be exercisable a greater portion of any such Option than would otherwise be exercisable, upon such terms as the Board or the Committee shall determine. If a Non-Employee Director Participant's services as a member of the Board terminate by reason of death or Total Disability, any portion of any such Option which is then exercisable may be exercised for one year after the date of such termination or the balance of such Option's term, whichever period is shorter. If a Non-Employee Director Participant's services as a member of the Board terminate for any other reason, any portion of any such Option which is then exercisable may be exercised for six months after the date of such termination or the balance of such Option's term, whichever period is shorter.

   (g) Acceleration Upon an Event.  Immediately prior to the occurrence of an
       --------------------------
Event, in order to protect the holders of Options granted under this Section 2.6, each Option granted under Section 2.6(b) hereof shall become exercisable in full.

   (h) Adjustments.  The specific number of shares stated in the foregoing
       -----------
Section 2.6(b) hereof and the consideration payable for such shares shall be subject to adjustment in certain events as provided in Section 6.2 of this Plan.

III.  STOCK APPRECIATION RIGHTS.

  3.1  Grants.
       ------

  In its discretion, the Committee may grant Stock Appreciation Rights concurrently with the grant of Options. A Stock Appreciation Right shall extend to all or a portion of the shares covered by the related Option. A Stock Appreciation Right shall entitle the Participant who holds the related Option, upon exercise of the Stock Appreciation Right and surrender of the related Option, or portion thereof, to the extent the Stock Appreciation Right and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 3.3. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder. In its discretion, the Committee may also grant Stock Appreciation Rights independently of any Option subject to such conditions as the Committee may in its absolute discretion provide.

 3.2   Exercise of Stock Appreciation Rights.
       -------------------------------------

  (a) A Stock Appreciation Right granted concurrently with an Option shall be exercisable only at such time or times, and to the extent, that the related Option shall be exercisable and only when the Fair Market Value of the stock subject to the related Option exceeds the exercise price of the related Option.

  (b) In the event that a Stock Appreciation Right granted concurrently with an Option is exercised, the number of shares of Common Stock subject to the related Option shall be charged against the maximum amount of Common Stock that may be issued or transferred pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by such number of shares.

  (c) If a Stock Appreciation Right granted concurrently with an Option extends to less than all the shares covered by the related Option and if a portion of the related Option is thereafter exercised, the number of shares subject to the unexercised Stock Appreciation Right shall be reduced only if and to the extent that the remaining number of shares covered by such related Option is less than the remaining number of shares subject to such Stock Appreciation Right.

  (d) A Stock Appreciation Right granted independently of any Option shall be exercisable pursuant to the terms of the Award Agreement.

 3.3   Payment.
       -------

  (a) Upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of the related Option, the Participant shall be entitled to receive payment of an amount determined by multiplying

       (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Option from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

       (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

  (b) The Committee, in its sole discretion, may settle the amount determined under paragraph (a) above solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. In any event, cash shall be paid in lieu of fractional shares. Absent a determination to the contrary, all Stock Appreciation Rights shall be settled in cash as soon as practicable after exercise. The exercise price for the Stock Appreciation Right shall be the exercise price of the related Option. Notwithstanding the foregoing, the Committee may, in the Award Agreement, determine the maximum amount of cash or stock or a combination thereof which may be delivered upon exercise of a Stock Appreciation Right.

  (c) Upon exercise of a Stock Appreciation Right granted independently of any Option, the Participant shall be entitled to receive payment of an amount based on a percentage, specified in the Award Agreement, of the difference obtained by subtracting the Fair Market Value per share of Common Stock on the Award Date from the Fair Market Value per share of Common Stock on the date of exercise of the Stock Appreciation Right. Such amount shall be paid as described in paragraph (b) above.

 IV.   RESTRICTED STOCK AWARDS

  4.1  Grants.
       ------

   Subject to Section 1.4, the Committee may, in its discretion, grant one or more Restricted Stock Awards to any Eligible Employee. Each Restricted Stock Award agreement shall specify the number of shares of Common Stock to be issued to the Participant, the date of such issuance, the price, if any, to be paid for such shares by the Participant and the restrictions imposed on such shares, which restrictions shall not terminate earlier than six months after the Award Date.

 4.2   Restrictions.

  (a) Shares of Common Stock included in Restricted Stock Awards may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered, either voluntarily or involuntarily, until such shares have vested.

  (b) Participants receiving Restricted Stock shall be entitled to dividend and voting rights for the shares issued even though they are not vested, provided that such rights shall terminate immediately as to any forfeited Restricted Stock.

  (c) In the event that the Participant shall have paid cash in connection with the Restricted Stock Award, the Award Agreement shall specify whether and to what extent such cash shall be returned upon a forfeiture (with or without an earnings factor).

V.    PERFORMANCE SHARE AWARDS.

 5.1  Grants of Performance Share Awards
      ----------------------------------

  The Committee may, in its discretion, grant Performance Share Awards to Eligible Employees based upon such factors as the Committee shall determine. A Performance Share Award agreement shall specify the number of shares of Common Stock (if any) subject to the Performance Share Award, the price, if any, to be paid for any such shares by the Participant and the conditions upon which payment or issuance to the Participant shall be based. The amount of cash or shares or other property that may be deliverable pursuant to a Performance Share Award shall be based upon the degree of attainment over a specified period of not more than 10 years (a "performance cycle") as may be established by the Committee of such measure(s) of the performance of the Company (or any part thereof) or the Participant as may be established by the Committee. The Committee may provide for full or partial credit, prior to completion of such performance cycle or the attainment of the performance achievement specified in the Award in the event of the Participant's death, Retirement, or Total Disability, an Event or in such other circumstances as the Committee, consistent with Section 6.12, may determine.

 5.2  Grants of Performance-Based Share Awards.
      ----------------------------------------

  Without limiting the generality of the foregoing, and in addition to Options and Stock Appreciation Rights granted under other provisions of this Plan which are intended to satisfy the exception for "performance-based compensation" under
Section 162(m) of the Code (with such Awards hereinafter referred to as "Qualifying Options" or "Qualifying Stock Appreciation Rights," respectively), other performance-based awards within the meaning of Section 162(m) of the Code ("Performance-Based Awards"), whether in the form of Cash-Based Awards, restricted stock, performance stock, phantom stock or other rights, the grant, vesting, exercisability, or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Company or a consolidated segment, subsidiary, or division of the Company, may be granted under this Plan. Any Qualifying Option or Qualifying Stock Appreciation Right shall be subject only to the requirements of subsections (a) and (c) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 5.2. With the exception of any Qualifying Option or Qualifying Stock

Appreciation Right, an Award that is intended to satisfy the requirements of this Section 5.2 shall be designated as a Performance-Based Award at the time of grant.

  (a) The eligible class of persons for Performance-Based Awards under this Section shall be executive officers of the Company.

  (b) The applicable performance goals for Performance-Based Awards (other than Qualifying Options) shall be, on an absolute or relative basis, one or more of the Performance Goals, as selected by the Committee in its sole discretion. The Committee shall establish in the applicable Award Agreement the specific performance targets(s) relative to the Performance Goal(s) which must be attained before the compensation under the Performance-Based Award becomes payable. The specific targets shall be determined within the time period permitted under Section 162(m) of the Code (and any regulations issued thereunder) so that such targets are considered to be preestablished and so that the attainment of such targets is substantially uncertain at the time of their establishment. The applicable performance measurement period may not be less than one nor more than 10 years.

  (c) Notwithstanding any other provision of the Plan to the contrary, the maximum number of shares of Common Stock which may be delivered pursuant to Awards qualified as Performance-Based Awards to any Participant in any calendar year shall not exceed 500,000 shares, either individually or in the aggregate, subject to adjustment as provided in Section 6.2. Awards that are cancelled during the year shall be counted against this limit to the extent required by
Section 162(m) of the Code. In addition, the aggregate amount of compensation to be paid to any Participant in any calendar year in respect of any Cash-Based Awards granted during any calendar year as Performance-Based Awards shall not exceed $1,000,000.

  (d) Before any Performance-Based Award under this Section 5.2 is paid (other than a Qualifying Option or Qualifying Stock Appreciation Right), the
Committee must certify in writing that the Performance Goals and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal(s) with respect to an Event in accordance with Section 6.4.

  (e) The Committee will have discretion to determine the restrictions or other limitations of the individual Awards under this Section 5.2 (including the authority to reduce Awards, payouts or vesting or to pay no Awards, in its sole discretion, if the Committee preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise).

  (f) In the event of a change in corporate capitalization, such as a stock split or stock dividend, or a corporate transaction, such as a merger, consolidation, spinoff, reorganization or similar event, or any partial or complete liquidation of the Company, or any similar event consistent with the regulations issued under Section 162(m) of the Code including, without limitation, any material change in accounting policies or practices affecting the Company and/or the Performance Goals or targets, then the Committee may make adjustments to the Performance Goals and targets relating to outstanding Performance-Based Awards to the extent such adjustments are made to reflect the occurrence of such an event; provided, however, that adjustments described in this subsection may be made only to the extent that the occurrence of an event described herein was unforeseen at the time the targets for a Performance-Based Award were established by the Committee.

VI.    OTHER PROVISIONS.

 6.1   Rights of Eligible Employees, Participants and Beneficiaries.
       ------------------------------------------------------------

  (a) Status as an Eligible Employee shall not be construed as a commitment that any Award will be granted under this Plan to any Eligible Employee generally.

  (b) Nothing contained in this Plan (or in Award Agreements or in any other documents related to this Plan or to Awards) shall confer upon any Eligible Employee or Participant any right to continue in the service or employ of the Company or constitute any contract or agreement of service or employment, or interfere in any way with the right of the Company to reduce such person's compensation or other benefits or to terminate the services or employment of such Eligible Employee or Participant, with or without cause, but nothing contained in this Plan or any document related thereto shall affect any independent contractual right of any Eligible Employee or Participant. Nothing contained in this Plan or any document related hereto shall influence the construction or interpretation of the Company's Certificate of Incorporation or Bylaws regarding service on the Board.

(c) Options payable under this Plan shall be payable in shares and no special or separate reserve, fund or deposit shall be made to assure payment of such Options. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock) of the Company by reason of any Award granted hereunder. Neither the provisions of this Plan (or of any documents related hereto), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive an Award hereunder, such right shall be no greater than (and will be subordinate to) the right of any unsecured general creditor of the Company.

 6.2   Adjustments Upon Changes in Capitalization.
       ------------------------------------------

  (a) If the outstanding shares of Common Stock are changed into or exchanged for cash or a different number or kind of shares or securities of the Company or of another issuer, or if additional shares or new or different securities are distributed with respect to the outstanding shares of the Common Stock, through a reorganization or merger to which the Company is a party, or through a combination, consolidation, recapitalization, reclassification, stock split, stock dividend, reverse stock split, stock consolidation or other capital change or adjustment, an appropriate adjustment shall be made in the number and kind of shares or other consideration that is subject to or may be delivered under this Plan and pursuant to outstanding Awards. A corresponding adjustment to the consideration payable with respect to Awards granted prior to any such change and to the price, if any, paid in connection with Restricted Stock Awards or Performance Share Awards shall also be made. Any such adjustment, however, shall be made without change in the total payment, if any, applicable to the portion of the Award not exercised but with a corresponding adjustment in the price for each share. Corresponding adjustments shall be made with respect to Stock Appreciation Rights based upon the adjustments made to the Options to which they are related or, in the case of Stock Appreciation Rights granted independently of any Option, based upon the adjustments made to Common Stock.

  (b) Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, the Plan shall terminate. Notwithstanding the foregoing, the Committee may provide in writing in connection with, or in contemplation of, any such transaction for any or all of the following alternatives (separately or in combinations): (i) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards of Awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (ii) for the continuance of this Plan by such successor corporation in which event this Plan and the Options shall continue in the manner and under the terms so provided; or (iii) for the payment in cash or shares of Common Stock in lieu of and in complete satisfaction of such Awards.

  (c) In adjusting Awards to reflect the changes described in this Section 6.2, or in determining that no such adjustment is necessary, the Committee may rely upon the advice of independent counsel and accountants of the Company, and the determination of the Committee shall be conclusive. No fractional shares of stock shall be issued under this Plan on account of any such adjustment.

 6.3   Termination of Employment.
       -------------------------

  (a) If the Participant's service to or employment by the Company terminates for any reason other than Retirement, death or Total Disability, the Participant shall have, subject to earlier termination pursuant to or as contemplated by
Section 2.3, thirty days or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable on the date of termination of employment, and any Option not exercisable on that date shall terminate. Notwithstanding the preceding sentence, in the event the Participant is discharged for cause as determined by the Committee in its sole discretion, all Options shall lapse immediately upon such termination of services or employment.

  (b) If the Participant's service to or employment by the Company terminates as a result of Retirement or Total Disability, the Participant or Participant's Personal Representative, as the case may be, shall have, subject to earlier termination pursuant to or as contemplated by Section 2.3, 3 months or such shorter period as is provided in the Award Agreements from the date of termination of services or employment to exercise any Option to the extent it shall have become exercisable by the date of termination of services or employment and any Option not exercisable on that date shall terminate.

  (c) If the Participant's service to or employment by the Company terminates as a result of death while the Participant is rendering services to the Company or is employed by the Company or during the 3 month period referred to in subsection (b) above, the Participant's Option shall be exercisable by the Participant's

Beneficiary, subject to earlier termination pursuant to or as contemplated by
Section 2.3, during the 3 month period or such shorter period as is provided in the Award Agreements following the Participant's death, as to all or any part of the shares of Common Stock covered thereby to the extent exercisable on the date of death (or earlier termination).

  (d) Each Stock Appreciation Right granted concurrently with an Option shall have the same termination provisions and exercisability periods as the Option to which it relates. The termination provisions and exercisability periods of any Stock Appreciation Right granted independently of an Option shall be established in accordance with Section 3.2(d). The exercisability period of a Stock Appreciation Right shall not exceed that provided in Section 2.3 or in the related Award Agreement and the Stock Appreciation Right shall expire at the end of such exercisability period.

  (e) In the event of termination of services to or employment with the Company for any reason, (i) shares of Common Stock subject to the Participant's Restricted Stock Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not become vested on that date; and (ii) shares of Common Stock subject to the Participant's Performance Share Award shall be forfeited in accordance with the provisions of the related Award Agreement to the extent such shares have not been issued or become issuable on that date.

  (f) In the event of termination of services to or employment with the Company for any reason, other than discharge for cause, the Committee may, in its discretion, increase the portion of the Participant's Award available to the Participant, or Participant's Beneficiary or Personal Representative, as the case may be, upon such terms as the Committee shall determine.

  (g) If an entity ceases to be a Subsidiary, such action shall be deemed for purposes of this Section 6.3 to be a termination of services or employment of each consultant or employee of that entity who does not continue as a consultant or as an employee of another entity within the Company.

  (h) Upon forfeiture of a Restricted Stock Award pursuant to this Section 6.3, the Participant, or his or her Beneficiary or Personal Representative, as the case may be, shall transfer to the Company the portion of the Restricted Stock Award not vested at the date of termination of services or employment, without payment of any consideration by the Company for such transfer unless the Participant paid a purchase price in which case repayment, if any, of that price shall be governed by the Award Agreement. Notwithstanding any such transfer to the Company, or failure, refusal or neglect to transfer, by the Participant, or his or her Beneficiary or Personal Representative, as the case may be, such nonvested portion of any Restricted Stock Award shall be deemed transferred automatically to the Company on the date of termination of services or employment. The Participant's original acceptance of the Restricted Stock Award shall constitute his or her appointment of the Company and each of its authorized representatives as attorney(s)-in-fact to effect such transfer and to execute such documents as the Company or such representatives deem necessary or advisable in connection with such transfer.

 6.4   Acceleration of Awards.
       ----------------------

  (a) Unless prior to an Event the Board determines that, upon its occurrence, there shall be no acceleration of Awards or determines those selected Awards which shall be accelerated and the extent to which they shall be accelerated, upon the occurrence of an Event (i) each Option and each related Stock Appreciation Right shall become immediately exercisable to the full extent theretofore not exercisable, (ii) Restricted Stock shall immediately vest free of restrictions and (iii) the number of shares covered by each Performance Share Award shall be issued to the Participant; subject, however, to compliance with applicable regulatory requirements, including without limitation Section 422 of the Code. For purposes of this section only, the Board shall mean the Board as constituted immediately prior to the Event.

  (b) If any Option or other right to acquire Common Stock under this Plan has been fully accelerated as permitted by Section 6.4(a) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) an event described in Section
6.2 that the Corporation does not survive, such Option or right shall thereupon terminate, subject to any provision that has been expressly made by the Committee pursuant to Section 6.2(b) for the survival, substitution, exchange or other settlement of such Option or right.

 6.5   Government Regulations.
       ----------------------

  This Plan, the granting and vesting of Awards under this Plan and the issuance or transfer of shares of Common Stock (and/or the payment of money) pursuant thereto are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

 6.6   Tax Withholding.
       ---------------

  (a) Upon the disposition by a Participant or other person of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, or upon the exercise of a Nonqualified Stock Option, the exercise of a Stock Appreciation Right, the vesting of a Restricted Stock Award or the payment of a Performance Share Award the Company shall have the right at its option to (i) require such Participant or such other person to pay by cash or check payable to the Company, the amount of any taxes which the Company may be required to withhold with respect to such transactions or (ii) deduct from amounts paid in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amounts. The above notwithstanding, in any case where a tax is required to be withheld in connection with the issuance or transfer of shares of Common Stock under this Plan, the Participant may elect, pursuant to such rules as the Committee may establish, to have the Company reduce the number of such shares issued or transferred by the appropriate number of shares to accomplish such withholding.

  (b) The Committee may, in its discretion, permit a loan from the Company to a Participant in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received pursuant to a transaction described in subsection (a) above. Such a loan will be for a term, at a rate of interest and pursuant to such other terms and rules as the Committee may establish.

  6.7  Amendment, Termination and Suspension.
       -------------------------------------

  (a) The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan (or any part hereof). In addition, the Committee may, from time to time, amend or modify any provision of this Plan except
Section 6.4 and, with the consent of the Participant, make such modifications of the terms and conditions of such Participant's Award as it shall deem advisable. The Committee, with the consent of the Participant, may also amend the terms of any Option to provide that the Option price of the shares remaining subject to the original Award shall be reestablished at a price not less than 100% of the

Fair Market Value of the Common Stock on the effective date of the amendment. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with or prohibited by this Plan. No Awards may be granted during any suspension of this Plan or after its termination.

  (b) If an amendment would materially (i) increase the benefits accruing to Participants, (ii) increase the aggregate number of shares which may be issued under this Plan, or (iii) modify the requirements of eligibility for participation in this Plan, the amendment shall be approved by the Board and, to the extent then required by applicable law or deemed necessary or desirable by the Board, by a majority of the shareholders.

  (c) In the case of Awards issued before the effective date of any amendment, suspension or termination of this Plan, such amendment, suspension or termination of the Plan shall not, without specific action of the Board or the Committee and the consent of the Participant, in any way modify, amend, alter or impair any rights or obligations under any Award previously granted under the Plan.

 6.8   Privileges of Stock Ownership.
       -----------------------------

  Except as otherwise expressly authorized by the Committee or under this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

 6.9   Effective Date of the Plan.
       --------------------------

  This Plan shall be effective upon its approval by the Board, subject to approval by the shareholders of the Company within twelve months from the date of such Board approval.

 6.10  Term of the Plan.
       ----------------

  Unless previously terminated by the Board, this Plan shall terminate ten years after the Effective Date of the Plan, and no Awards shall be granted under it thereafter, but such termination shall not affect any Award theretofore granted.

     6.11  Governing Law.
           -------------

          This Plan and the documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the State of California. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue to be fully effective.

     6.12  Plan Construction.
           -----------------

          (a) It is the intent of the Company that transactions in and affecting Awards in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfy any then applicable requirements of Rule 16b-3 so that such persons (unless they otherwise agree) will be entitled to the benefits of such rule or other exemptive rules under Section 16 of the Exchange Act in respect of those transactions and will not be subjected to avoidable liability thereunder. If any provision of the Plan or of any Award would frustrate or otherwise conflict with the intent expressed above, that provision to the extent possible shall be interpreted as to avoid such conflict. If the conflict remains irreconcilable, the Committee may disregard the provision if it concludes that to do so furthers the interest of the Company and is consistent with the purposes of the Plan as to such persons in the circumstances.

          (b) It is the further intent of the Company that Options and Stock Appreciation Rights with an exercise or base price not less than Fair Market Value on the date of grant and Performance Share Awards under Section 5.2 of this Plan that are granted to or held by a person subject to Section 16 of the Exchange Act shall qualify as performance-based compensation under Section 162(m) of the Code, and this Plan shall be interpreted consistent with such intent.

     6.13  Non-Exclusivity of Plan.
           -----------------------

          Nothing in this plan shall limit or be deemed to limit the authority of the Board to grant options, stock awards or authorize any other compensations under any other plan or authority.

VII.   DEFINITIONS.

     7.1  Definitions.
          ------------

          (a) "Award" means an Option, which may be designated as a Nonqualified
               -----
Stock Option or an Incentive Stock Option, a

Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Performance-Based Award.

          (b) "Award Agreement" means a written agreement setting forth the
               ---------------
terms of an Award.

          (c) "Award Date" means the date upon which the Committee took the
               ----------
action granting an Award or such later date as is prescribed by the Committee or, in the case of Options granted under Section 2.6, the date specified in such
Section 2.6.



          (d) "Beneficiary" means the person, persons, trust or trusts entitled
               -----------
by will or the laws of descent and distribution to receive the benefits specified under this Plan in the event of a Participant's death.

          (e) "Board" means the Board of Directors of the Company.
               -----
          (f) "Cash-Based Awards" mean Awards that, if paid, must be paid in
               -----------------
cash and that are neither denominated in nor have derived the value of, nor an exercise or conversion privilege at a price related to, shares of Common Stock.

          (g) "Cash Flow" shall mean cash and cash equivalents derived from
               ---------
either (i) net cash flow from operations, or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time the Award is granted.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from
               ----
time to time.

          (i) "Commission" means the Securities and Exchange Commission.
               ----------

          (j) "Committee" means the Board or a committee appointed by the Board
               ---------
to administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom (i) in respect of any transaction at a time when the affected Participant may be subject to Section 162(m) of the Code, shall be an "outside director" within the meaning of Section 162(m) of the Code, and (ii) in respect of any transaction at a time when the affected Participant may be subject to Section 16 of the Exchange Act, shall be a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) under the Exchange Act.

          (k) "Common Stock" means the Common Stock of the Company.
               ------------
          (l) "Company" means New Century Financial Corporation, a Delaware
               -------
corporation, and its successors.

          (m) "Director" means member of the board of Directors of the Company
               --------
or any person performing similar functions with respect to the Company.

          (n) "Earnings Per Share" shall mean earnings per share of Common Stock
               ------------------
on a fully diluted basis determined by dividing (i) net earnings, less dividends on any preferred stock of the Company, by (ii) the weighted average number of common shares and common share equivalents outstanding.

          (o) "Eligible Employee" means (i) an officer or key employee of the
               -----------------
Company and (ii) any individual consultant or advisor who renders or has rendered bona fide services (other than services in connection with the offering
         ---- ----
or sale of securities of the Company in a capital raising transaction) to the Company, and who is selected to participate in this Plan by the Committee.

          (p) "Event" means any of the following:
               -----

              (1) Approval by the shareholders of the Company of the dissolution or liquidation of the Company;

              (2) Approval by the shareholders of the Company of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities other than Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity are, or are to be, owned by former shareholders of the Company; or

              (3) Approval by the shareholders of the Company of the sale of substantially all of the Company's business assets to a person or entity which is not a Subsidiary.

          (q) "Exchange Act" means the Securities Exchange Act of 1934, as
               ------------
amended.

          (r) "Fair Market Value" means (i) if the stock is listed or admitted
               -----------------
to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street
                                                           ---------------
Journal, of the principal national securities exchange on which the stock is so
-------
listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the values established by the Committee for purposes of the Plan.

          (s) "Gain on Sale of Loans" means the total gain recognized on loans
               ---------------------
sold through whole loan transactions or through securitizations, net of premiums paid to acquire such loans and net of expenses associated with the sale of such loans, as reported in the Company's quarterly and/or annual financial statements.

          (t) "Incentive Stock Option" means an option which is designated as an
               ----------------------
incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

          (u) "Loan Production Volume" means loans funded during any given
               ----------------------
period as reported in the Company's quarterly and/or annual financial statements.

          (v) "Loan Quality" means the number of loans originated in accordance
               ------------
with the Company's underwriting policies and procedures and is measured as loans sold, either individually, through bulk sales transactions, or through securitizations, at a premium price as a percentage of total loans sold, based on information as reported in the Company's quarterly and/or annual financial statements.

          (w) "Non-Employee Director" means a member of the Board who is not an
               ---------------------
officer or employee of the Company.

          (x) "Non-Employee Director Participant" means a Non-Employee Director
               ---------------------------------
who has been granted an Option under Section 2.6.

          (y) "Nonqualified Stock Option" means an option which is designated as
               -------------------------
a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan and not an incentive stock option under the Code.

          (z) "Officer" means a president, vice-president, secretary, treasurer
               -------
or principal financial officer,
comptroller or principal accounting officer and any person routinely performing corresponding functions with respect to the Company.

          (aa) "Option" means an option to purchase Common Stock under this
                ------
Plan. An Option shall be designated by the Committee as a Nonqualified Stock Option or an Incentive Stock Option.

          (ab) "Participant" means an Eligible Employee who has been granted an
                -----------
Award or a Non-Employee Director Participant.

          (ac) "Performance-Based Award" means an Award of a right to receive
                -----------------------
shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other conditions, the attainment of performance objectives specified by the Committee.

          (ad) "Performance Goal" shall mean Cash Flow, Earnings Per Share, Gain
                ----------------
on Sale of Loans, Loan Production Volume, Loan Quality, Return on Equity, Total Stockholder Return, or any combination thereof.

          (ae) "Performance Share Award" means an award of a right to receive
                -----------------------
shares of cash or Common Stock under Section 5.1, or to receive shares of Common Stock or other compensation (including cash) under Section 5.2, the issuance or payment of which is contingent upon, among other things, the attainment of performance objectives specified by the Committee.

          (af) "Personal Representative" means the person or persons who, upon
                -----------------------
the disability or incompetence of a Participant, shall have acquired on behalf of the Participant by legal proceeding or otherwise the power to exercise the rights and receive the benefits specified in this Plan.

          (ag) "Plan" means the New Century Financial Corporation 1995 Stock
                ----
Option Plan, as amended.

          (ah) "QDRO" means an order requiring the transfer of an Award or
                ----
portion thereof pursuant to a state domestic relations law to the spouse, former spouse, child or other dependent of a Participant. Such order must be in a form substantially identical to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended.

          (ai) "Restricted Stock" means those shares of Common Stock issued
                ----------------
pursuant to a Restricted Stock Award which are subject to the restrictions set forth in the related Award Agreement.

          (aj) "Restricted Stock Award" means an award of a fixed number of
                ----------------------
shares of Common Stock to the Participant subject, however, to payment of such consideration, if any, and such forfeiture provisions, as are set forth in the Award Agreement.

          (ak) "Retirement" means retirement from employment by or providing
                ----------
services to the Company or any Subsidiary after age 65 and, in the case of employees, in accordance with the retirement policies of the Company then in effect.

          (al) "Return on Equity" means consolidated net income of the Company
                ----------------
(less any preferred dividends), divided by the average consolidated common shareholders equity.

          (am) "Rule 16b-3" means Rule 16b-3 as promulgated by the Commission
                ----------
pursuant to the Exchange Act as amended from time to time.

          (an) "Securities Act" means the Securities Act of 1933, as amended.
                --------------

          (ao) "Stock Appreciation Right" means a right to receive a number of
                ------------------------
shares of Common Stock or an amount of cash, or a combination of shares and cash, determined as provided in Section 3.3 (a).

          (ap) "Subsidiary" means any corporation or other entity a majority or
                ----------
more of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (aq) "Total Disability" means a "permanent and total disability"
                ----------------
within the meaning of Section 22(e)(3) of the Code.

          (ar) "Total Stockholder Return" means, with respect to the Company or
                ------------------------
other entities (if measured on a relative basis), the (i) change in the market price of its Common Stock (as quoted on the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

--------------------------------------------------------------------------------

                       NEW CENTURY FINANCIAL CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                OF THE COMPANY FOR ANNUAL MEETING, MAY 17, 1999

  The undersigned, a stockholder of NEW CENTURY FINANCIAL CORPORATION, a Delaware corporation (the "Company"), acknowledges receipt of a copy of the Notice of Annual Meeting of Stockholders, the accompanying Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 1998; and, revoking any proxy previously given, hereby constitutes and appoints Robert K. Cole and Brad A. Morrice and each of them, his or her true and lawful agents and proxies with full power of substitution in each, to vote the shares of Common Stock of the Company standing in the name of the undersigned at the Annual Meeting of the Stockholders of the Company to be held at the Doubletree Hotel, 3050 Bristol Street, Costa Mesa, California, on Monday, May 17, 1999 at 9:00 a.m., local time, and at any adjournment thereof, on all matters coming before said meeting.

  The Board of Directors recommends a vote FOR Items 1-4.

  1. Nominees for a three-year term as a Class II member of the Company's Board of Directors: Brad A. Morrice, Michael M. Sachs and Terrence P. Sandvik.

      For all nominees. [_]        WITHHOLD AUTHORITY to vote for
                                   all nominees. [_]

(Authority to vote for any nominee named may be withheld by lining through that nominee's name.)

  2. Approval of KPMG LLP as independent auditors of the Company for the fiscal year ending December 31, 1999.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  3. Approval of an amendment to the Company's 1995 Stock Option Plan to increase number of shares authorized to be issued under the Plan by 500,000 shares, from 2,500,000 shares to 3,000,000 shares.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  4. Approval of the Company's 1999 Incentive Compensation Plan.

                     [_] FOR    [_] AGAINST     [_] ABSTAIN

  5. In their discretion, upon any other matters as may properly come before the meeting or at any adjournment thereof.

                                (continued and to be signed on other side)



  THE PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREBY BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1-4. IF ANY NOMINEE BECOMES UNAVAILABLE FOR ANY REASON, THE PERSONS NAMED AS PROXIES SHALL VOTE FOR THE ELECTION OF SUCH OTHER PERSON AS THE BOARD OF DIRECTORS MAY PROPOSE TO REPLACE SUCH NOMINEE.

                                             Dated: _________, 1999

                                             Dated: _________, 1999

                                             ----------------------
                                                 (Signature of
                                                  Stockholder)

                                             ----------------------
                                                 (Signature of
                                                  Stockholder)

                                             This proxy must be signed exactly
                                             as your name appears hereon.
                                             Executors, administrators,
                                             trustees, etc. should give full
                                             title, as such. If the
                                             stockholder is a corporation, a
                                             duly authorized officer should
                                             sign on behalf of the corporation
                                             and should indicate his or her
                                             title.

[_] Please check this box if you plan to attend the Annual Meeting of Stockholders.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.